UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Andersons, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1947 Briarfield Boulevard Maumee, Ohio 43537 March 11, 2026

MESSAGE FROM THE CHAIRMAN

Dear Shareholders,

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, May 7, 2026 at 8:00 A.M. Eastern Time. The Annual Meeting will be held in a virtual meeting format only, via live webcast. You will not be able to attend the Annual Meeting physically in person. To participate in the Annual Meeting at www.virtualshareholdermeeting.com/ANDE2026, you must enter the 16-digit control number found on your proxy card or your voting instruction form.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the meeting agenda, and how to vote your proxy and procedures for the meeting. It also describes how the Board of Directors operates and gives you information about our director candidates. A form of proxy card and our 2025 annual report to shareholders are also included with this booklet.

It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. I urge you to vote your proxy as soon as possible so that your shares may be represented at the meeting. If you attend the Annual Meeting, you may revoke your proxy by voting your shares electronically at the annual meeting, if you wish.

Sincerely, Patrick E. Bowe Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting will be held in a virtual meeting format only, via live webcast. You will not be able to attend the Annual Meeting physically in person. To participate in the Annual Meeting at www.virtualshareholdermeeting.com/ANDE2026, you must enter the 16-digit control number found on your proxy card or your voting instruction form.

Date	Time	Place
May 7, 2026	8:00 A.M., Eastern Time	Online at www.virtualshareholdermeeting.com/ANDE2026

MATTERS TO BE VOTED UPON:		VOTING RECOMMENDATION	PAGE REFERENCE
1	The election of nine directors identified as nominees herein to hold office for a one-year term.	FOR	48
2	Advisory approval of executive compensation.	FOR	48
3	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.	FOR	48
4	Any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting electronically and regardless of the number of shares you own, please vote your shares by proxy, either by mailing the enclosed proxy card or by telephone or via the Internet. If you attend the Annual Meeting, you may revoke your proxy by voting your shares electronically at the Annual Meeting, if you wish.

By Mail	By Telephone	Via the Internet
Mark, sign and date your proxy card and return it in the pre-paid envelope provided	With your proxy card in hand please call 1-800-690-6903	With your proxy card in hand please visit www.proxyvote.com

By order of the Board of Directors

/s/ Emmanuel N. Ayuk

Emmanuel N. Ayuk

Corporate Secretary

1947 Briarfield Blvd

Maumee, Ohio 43537

(Address of Corporate Headquarters)

March 11, 2026

The accompanying Proxy Statement was first mailed and made available to shareholders on or about March 27, 2026. It is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be voted during the Annual Meeting for the purposes set forth in this Notice of Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 7, 2026

The Proxy Statement and Annual Report to Shareholders with the Form 10-K are available at www.proxyvote.com.

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

1

PROXY SUMMARY

About Us

A Leading, Nimble North American Ag Supply Chain Company

Key Stats		Driving Organizational Alignment through Re-segmentation to Unlock Value, Better Serve Customers, and Drive Growth	Sustainable Competitive Advantages
Founded	1947		Broad geographic footprint with extensive reach close to producers and customers
Headquarters	Maumee, OH
Employees[2]	~2,100		Integral to North American ag supply chain connecting production to demand
Locations[2]	~180
Market Cap[2]	~$1.8B		World-class leadership team focused on driving execution and accountability
Revenue[1]	~$11.0B
Adjusted EBTIDA[1,3]	~$337M		Deep relationships and unmatched customer service

(1)	All data is for the year ended December 31, 2025.
(2)	As of 12/31/2025.
(3)	Non-GAAP financial measure; see appendix for reconciliation.
(4)	Excludes the impact of the “Other” segment.
	Agribusiness		Renewables

Focused on ag supply chain from field to end user

Integrating grain handling, commodity merchandising, and specialty ingredients, while offering a range of services to producers, processors, and end customers

Focused on production and distribution of biofuels

Concentrating primarily on ethanol and its co-products, while managing ethanol plants and providing risk management and facility operations services to support cleaner energy alternatives

~175	Facilities	4	Ethanol Facilities
100+	Commodities Merchandised	518M	Gallons of Ethanol Produced
33M	Tonnes of Commodities Traded	315M	Third Party Ethanol Gallons Merchandised
2.0M	Tons of Fertilizer Sold	1.4B	Pounds of Renewable Feedstocks Merchandised
~270M	Bushel Grain Storage Capacity	2.1M	Tons of Feed Products Handled

Note: Annual volumes for the twelve months ended December 31, 2025, and facility counts are as of December 31, 2025.

The Andersons realigned to two business segments beginning on January 1, 2025.

1

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Voting Roadmap

Summary of Proposals			Voting Recommendation	Page Reference
1	Election of Directors	The Governance / Nominating Committee and the Board, including the Board’s independent directors, have nominated nine directors, each for a one-year term.	FOR	48
2	Proposal for an Advisory Vote on Executive Compensation	The Board is holding an advisory vote on the compensation of the Company’s named executive officers (“NEOs”), as required by the rules and regulations of the Securities and Exchange Commission (“SEC”). While this vote is not binding, the Compensation Committee and Board expect to take the results of this vote into consideration when making future compensation decisions.	FOR	48
3	Appointment of Independent Registered Public Accounting Firm	The Audit Committee has recommended, and the Board has approved, Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and recommends that you vote to ratify their appointment.	FOR	48
4

At the date of this Proxy Statement, we have no knowledge of any business other than the proposals described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting, the proxies will be voted on at the discretion of the proxy holders.

2

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Overview of Director Nominees

The following table provides an overview of the nine directors who are standing for re-election at the 2026 Annual Meeting. See “Proposal 1: Election of Nine Directors” on page 50 for more information.

NAME, AGE, DIRECTOR SINCE, AND PRINCIPAL OCCUPATION	INDEPENDENT	STANDING COMMITTEE MEMBERSHIP				OTHER PUBLIC BOARDS
		AUDIT	COMPENSATION	GOVERNANCE/ NOMINATING	FINANCE
William E. Krueger, 59, 2024 President and CEO
Patrick E. Bowe, 67, 2015 Chairman of the Board
Gerard M. Anderson, 67, 2008 Lead Director	X			X	X	X
Steven K. Campbell, 62, 2022 Former Executive Vice President, Louis Dreyfus	X		X		X
Gary A. Douglas, 65, 2021 Former President, Nationwide National Partners	X	X	C
Pamela S. Hershberger, 60, 2019 Former Managing Partner, Ernst & Young LLP	X	C		X
Catherine M. Kilbane, 62, 2007 Former Senior Vice President, General Counsel and Secretary, The Sherwin-Williams Company	X	X		C		X
Robert J. King, Jr., 70, 2005 Former President and CEO, PVF Capital Corp	X		X		C
Steven Oakland, 64, 2025 Former Chairman, CEO and President of TreeHouse Foods, Inc.	X	X	X			X

3

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Corporate Governance Highlights

The Andersons, Inc. (the “Company“) believes in establishing and maintaining high standards of corporate governance. It strives to implement corporate governance measures designed to best serve the interests of the Company and shareholders and align the interests of the Board and management with those of its shareholders. A summary of the most important corporate governance policies and practices is detailed below:

The Board is accountable to its shareholders
●
The Company’s Board is firmly committed to acting in the best interests of its shareholders and recognizes that accountability to shareholders is fundamental to effective governance.
●
The Company maintains open lines of communication through regular engagement, investor outreach programs, and transparent disclosures in its annual reports and proxy statements.

Executive compensation policies closely align with shareholder interests
●
The Company’s executive compensation programs are structured around a pay-for-performance philosophy that rewards achievement of financial and operational goals while maintaining strong governance practices.
●
The Company’s programs balance short-term results with long-term success through a mix of base salary, annual cash incentives, and equity-based awards. These elements are structured to encourage accountability, prudent risk-taking, and alignment with shareholder returns.
●
The Company regularly reviews market practices and seeks input from independent advisors to ensure its programs remain competitive and consistent with best practices. The Company maintains rigorous oversight to confirm that compensation outcomes reflect actual performance and support strategic priorities.

The Board has a robust, independent leadership structure
●
Independence is a cornerstone of the Company’s governance model.
●
The Board maintains a strong independent leadership framework, including the nomination of seven independent directors out of a total of nine directors and appointing an independent Lead Director.
●
This structure ensures objective oversight and effective governance across all aspects of the Company’s operations. It also promotes rigorous evaluation of management performance, fosters accountability, and ensures that strategic decisions are made in the best interest of shareholders.
●
The Company’s independent committees further strengthen oversight and risk management.

The Company is committed to sustainability and corporate responsibility efforts in order to create shareholder value
●
The Company is dedicated to advancing sustainability and corporate responsibility initiatives that create long-term shareholder value.
●
Its approach integrates sustainability and corporate responsibility considerations into its business strategy, reflecting the Company’s responsibility to shareholders and the communities it serves.
●
The Company’s initiatives focus on reducing environmental impact, promoting social responsibility, and upholding strong governance standards.
●
By embedding sustainability and corporate responsibility principles into operations, the Company aims to mitigate risks, capitalize on emerging opportunities and deliver sustainable growth.
●
The Company regularly reports on its progress through sustainability disclosures and aligns its practices with recognized frameworks.

The Board follows practices and structures that are in the best interests of its shareholders
●
The Board adheres to governance practices and structures that reflect industry best standards and prioritize shareholder interests.
●
These include regular evaluations of Board effectiveness, succession planning for key leadership roles, and risk oversight to support sustainable growth.
●
The Company adheres to clear policies on director independence and tenure to ensure a dynamic and effective Board including a policy not to nominate for re-election to the Board any member reaching the age of 72 prior to the annual meeting (with the disclosure of rationale if the Board makes any exception to this policy, which it did not this year).

4

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

1. GOVERNANCE AND OUR BOARD OF DIRECTORS

Our Governance Structure

The Company is committed to maintaining the highest standards of corporate governance, integrity, and accountability. Our Board of Directors (the “Board”) oversees the Company’s strategic direction and risk management, ensuring that decisions are made in the best interests of our shareholders, employees, customers, and communities. We adhere to governance practices that align with applicable laws, regulations, and industry best practices, and we regularly review and enhance these practices to promote transparency, ethical conduct, and long-term value creation.

Board Leadership Structure: The positions of Chairman and CEO have generally been separated. However, upon the retirement of former Chairman Michael J. Anderson, Sr., Mr. Bowe was elected to the position of Chairman in May of 2024 while he was still serving as CEO. Mr. Bowe served in those capacities until September 30, 2024, when he stepped down as President and CEO of the Company and began service for a one-year term as Executive Chair of the Board. From October 1, 2024 through the date hereof, the positions of Chairman and CEO are again separated, with Mr. Krueger serving as President and CEO and Mr. Bowe as Executive Chair through September 30, 2025 and continuing as Chairman thereafter. The Board considers Mr. Bowe’s extensive agribusiness experience, as well as his many years of service to the Company, to provide a resource that has and will continue to serve the Company well.

Since Mr. Bowe is not an independent Board member, the Board has, as in past years, continued to appoint one of its independent directors as Lead Director. In May of 2024, Gerard M. Anderson, an independent Board member, was elected as Lead Director. The Chairman chairs meetings of the Board, sets Board meeting agendas, has authority to call meetings of the Board and serves as liaison with management of the Company. The Lead Director is chosen by the independent directors of the Board. The Lead Director chairs meetings of the independent directors, approves Board meeting agendas and the information available to the Board, has the authority to call meetings of the independent directors, and serves as liaison with the Chairman. In performing these functions, the Lead Director has the responsibility and authority to set the agenda and manage the meetings of the independent directors, to communicate their interests to the Chairman and to the CEO, and to assert any other concerns for the benefit of the shareholders, and in so doing serve as an institutional counterweight to the Chairman and CEO.

Board Oversight of Risk: The Board is responsible for overseeing the Company’s risk management framework and has delegated certain aspects of this oversight to the Committees outlined below.

●	Audit Committee: The Audit Committee has the oversight responsibility for the integrity of the Company’s financial statements and its financial reporting process, as well as its accounting systems and internal controls, and the performance of the Company’s internal audit function and independent auditor. The Audit Committee also has responsibility for oversight of the Company’s ethics policies, including the Company’s Standards of Business Conduct and Response Program (“Standards of Business Conduct”). The Audit Committee is tasked with oversight of the Company’s cybersecurity program and receives periodic reporting on the topic throughout the year, including with regard to the Company’s progress against the National Institute of Standards and Technology (“NIST”) Cybersecurity Framework. Cybersecurity additionally is defined as a risk in the Company’s Enterprise Risk Management program. For additional details on cybersecurity risks and the Company’s cybersecurity program, please see Item 1C, “Cybersecurity” included in the Company’s 2025 Annual Report on Form 10-K.
●	Finance Committee: The Finance Committee has responsibility for risks relating to capital markets including interest rate volatility and access to capital, counterparties, product liability, price volatility and general industry market risks.
●	Compensation & Leadership Development Committee (“Compensation Committee”): The Compensation Committee has responsibility for reviewing the Company’s compensation policies to ensure that these policies are not reasonably likely to create undue risk to the Company and it establishes compensation programs that allow the Company to attract, retain, and motivate talented leaders who drive sustainable growth and create value for all stakeholders.
●	Governance / Nominating Committee: The Governance / Nominating Committee recommends to the Board actions to be taken regarding the Board’s structure, organization and functioning, identifies, selects, reviews, and recommends candidates to be nominated to the Board, develops, reviews, and recommends to the Board and oversees the corporate governance policies and practices, reviews the Company’s sustainability and corporate responsibility activities and practices, and assists the Board in fulfilling its responsibilities to oversee the Company’s strategic and business planning process.

Although the Board has delegated certain responsibilities for risk management to its Committees, the Board retains overall responsibility for this duty. Each Committee Chair reports to the Board matters discussed or reviewed at Committee meetings. Although the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes and provides regular updates to the Board and its Committees.

Executive Sessions of the Board: Our independent directors meet in executive session at each Board meeting. Our independent Lead Director chairs these executive sessions.

5

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Shareholder Communications to Board: Shareholders may send communications to the Board by writing Emmanuel N. Ayuk, Executive Vice President, General Counsel & Corporate Secretary, at the Company’s principal executive offices at its Maumee, Ohio address or by calling 419-893-5050 or 800-537-3370. All appropriate shareholder communications addressed to the Board will be forwarded directly to the Board members.

Corporate Governance Guidelines: A copy of the Company’s Corporate Governance Guidelines may be found in the Company’s website under the Governance tab within the Investors section of the website.

Code of Ethics

The Company has adopted Standards of Business Conduct that apply to all employees, including the principal executive officer, principal financial officer and the principal accounting officer. These Standards of Business Conduct are available on the Company’s website under the Governance tab within the Investor Relations section of the website. To the extent disclosure would be required by Item 5.05 of Form 8-K, the Company will post amendments to, or waivers, if any, from, its Standards of Business Conduct applicable to or granted to the Company’s principal executive officer, principal financial officer and the principal accounting officer on its website.

Sustainability and Corporate Responsibility

Sustainability: The Company integrates sustainability into its decision-making and operations across the North American agricultural and renewable fuels supply chains. Guided by our Statement of Principles, which emphasizes the health and safety of employees, customers, neighbors, and the environment, we prioritize stewardship of the natural and social resources on which our business depends. We published our first Sustainability Review in 2020 and continue to advance transparency by aligning our reporting with leading frameworks, including the Task Force on Climate-related Financial Disclosures (TCFD), the Global Reporting Initiative (GRI), and the Sustainability Accounting Standards Board (SASB), as well as including third-party assured Scope 1 and 2 emissions.

Environmental Stewardship: The Andersons integrates sustainability into its business strategy with a focus on climate impact, responsible agriculture, and efficient operations. We support sustainable agriculture through responsible nutrient use and regenerative practices, contribute to emissions reduction through ethanol production and co-product reuse, and continue to evaluate carbon capture opportunities. Priorities are guided by a double materiality assessment and overseen by a Sustainability Advisory Council, with progress advanced through the company participation in the Supplier Leadership on Climate Transformation program.

Employee and Community Engagement: We support strong communities and employee well-being. The Company contributes to organizations across 130 communities in more than 20 states and matched over $300,000 in employee donations to 500+ organizations in 2025. We invest in competitive compensation, benefits, training, tuition reimbursement, and safety initiatives.

In 2025 the Company conducted an employee engagement survey with an outstanding 97% participation rate which continues to reflect our commitment to culture and responsiveness. The Company continues to engage its employees with training opportunities on various topics including all employees receiving harassment prevention and cybersecurity training.

Corporate Governance: Strong governance and ethical conduct guide our operations. The Governance / Nominating Committee oversees Sustainability matters. Our Enterprise Risk Management program monitors key risks. The Standards of Business Conduct outline expected ethical behavior and support anonymous reporting through a third-party hotline. The Supplier Code of Conduct defines expectations for human rights, ethics, safety, and environmental responsibility across our supply chain. The Deforestation Statement shows our commitment to working with suppliers and other stakeholders to promote improvement in environmental growing practices within our supply chain. Other policies like Harassment Free Workplace and Human Rights address protections from discrimination, equal employment opportunity, fair employment and human rights.

6

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Board Meetings and Committees

NAME	BOARD	COMMITTEES OF THE BOARD EFFECTIVE DECEMBER 31, 2025
		AUDIT	COMPENSATION	GOVERNANCE/ NOMINATING	FINANCE
William E. Krueger
Patrick E. Bowe
Gerard M. Anderson
Steven K. Campbell
Gary A. Douglas
Pamela S. Hershberger
Catherine M. Kilbane
Robert J. King, Jr.
Ross W. Manire
Steven Oakland
John T. Stout, Jr.

Member	Chair

The Board held six regular meetings in 2025. Each director attended 75% or more of the 2025 meetings of the Board, and committees on which each such director served during each director’s period of service. We encourage Board members to attend the annual meeting, and all of the Board members standing for reelection at that time, with the exception of Ross W. Manire, attended the 2025 Annual Shareholders Meeting.

7

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

The Audit Committee, Compensation Committee, Finance Committee and Governance / Nominating Committee each have written charters. Copies of such charters are available at www.andersonsinc.com under the Governance tab within the Investors section of the website.

Director Independence: The Board is made up of a majority of independent directors. Each of the Audit, Compensation, Finance and Governance / Nominating Committees is made up entirely of independent members.

An “independent” director is a director who meets the criteria for independence as required by the applicable law and the NASDAQ Corporate Governance Standards for Listed Companies and is affirmatively determined to be “independent” by the Board. The Board has determined that each of the current directors standing for re-election is independent under the corporate governance standards of the NASDAQ, with the exception of Patrick E. Bowe, Chairman of the Board, and William E. Krueger, President and CEO.

Audit Committee

Gary A. Douglas	Pamela S. Hershberger	Catherine M. Kilbane	Ross W. Manire	Steven Oakland

The Board established the Audit Committee as defined by Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is currently comprised of five independent directors (as defined in the NASDAQ Corporate Governance Standards for Listed Companies generally and as applicable to audit committee members) and, among other duties, oversees the accounting and financial reporting process of the Company, appoints the independent registered public accounting firm, reviews the internal audit and external financial reporting of the Company, reviews the scope of the independent audit and considers comments by the independent registered public accounting firm regarding internal controls and accounting procedures and management’s response to those comments, and is also tasked with oversight of the Company’s cybersecurity and information security risks program. The Audit Committee held seven meetings in 2025. The Board has determined that Pamela S. Hershberger, Committee Chair, Ross W. Manire, Committee member, and Steven Oakland, Committee member, are each “audit committee financial experts” as defined in the federal securities laws and regulations.

Compensation Committee

Steven K. Campbell	Gary A. Douglas	Robert J. King, Jr.	Ross W. Manire	Steven Oakland

The Compensation Committee is comprised solely of five independent directors (as defined in the NASDAQ Corporate Governance Standards for Listed Companies generally and as applicable to Compensation Committee members). The Compensation Committee reviews the recommendations of the Company’s CEO and Chief Human Resources Officer as to the appropriate compensation design, which includes base salaries, short-term and long-term compensation and benefits, of the Company’s officers, including the CEO. The Committee also determines the compensation of such officers for the ensuing year, which it then recommends to the full Board for approval. The Compensation Committee is also charged with monitoring and overseeing the Company’s human capital management strategy. In addition, under the Company’s Amended and Restated 2019 Long-Term Incentive Compensation Plan (the “2019 Plan”), the Committee reviews, approves and recommends to the Board the value of grants of equity-based compensation aggregated for non-officers and individual grants for officers and reviews and approves the “Compensation Discussion and Analysis” appearing in this proxy statement. The Compensation Committee met five times during 2025. The Compensation Committee, by charter, is authorized to retain its own independent compensation consultants and legal counsel. The role of those independent compensation consultants is more fully described in the Compensation Committee Consultants section of the Compensation Discussion and Analysis below.

8

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Finance Committee:

Gerard M. Anderson	Steven K. Campbell	Robert J. King, Jr.	John T. Stout, Jr.

The Finance Committee is comprised of four independent directors (as defined in the NASDAQ Corporate Governance Standards for Listed Companies) and is charged with monitoring and overseeing the Company’s financial resources, strategies and risks, especially those that are long-term in nature. The Finance Committee met three times in 2025.

Governance / Nominating Committee:

Gerard M. Anderson	Pamela S. Hershberger	Catherine M. Kilbane	John T. Stout, Jr.

The Governance / Nominating Committee is comprised of four independent directors (as defined in the NASDAQ Corporate Governance Standards for Listed Companies). The Governance / Nominating Committee met two times in 2025. The Committee recommends to the Board actions to be taken regarding the Board’s structure, organization and functioning, selects and reviews candidates to be nominated to the Board, reports to the Board regarding the qualifications of such candidates, recommends a slate of directors to be submitted to the shareholders for approval, and proposes agenda items and recommendations to meetings of the independent directors (led by the independent Lead Director) without management being present. The Governance / Nominating Committee and other members of the Board identify candidates for consideration by the Committee, and may, if it elects to, engage the services of third-party search firms to identify candidates. The Governance / Nominating Committee recommended the election to the Board of each nominee named in this proxy statement.

It is the policy of the Governance / Nominating Committee to consider for nomination as a director any person whose name is submitted by a shareholder, provided that the submission is made prior to December 31 of the year that precedes the next annual meeting of shareholders and provided that the person is willing to be considered as a candidate.

Submission of names by shareholders is to be made to the Secretary of the Company in writing delivered to the Company’s principal executive offices in Maumee, Ohio. The Secretary, in turn, submits the names to the Chair of the Governance / Nominating Committee for consideration. The shareholder’s submission should set forth all information relating to any nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Act of 1934, as amended (including, if so required, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

9

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

The foregoing procedures relate to submission of recommended nominees for consideration by the Governance / Nominating Committee. Shareholders who propose to nominate a director candidate should refer to Shareholder Proposals for the 2027 Annual Meeting for additional information.

Each candidate for director (no matter how nominated) is evaluated on the basis of their ability to contribute expertise to the businesses and services in which the Company engages, to conduct themselves in accordance with the Company’s Statement of Principles, and to contribute to the mission and greater good of the Company. The candidate’s particular expertise, as well as existing Board expertise, as that expertise aligns with the Company’s business and strategy, is taken into consideration. A candidate’s “independence,” as defined by applicable stock exchange regulations and any other applicable laws, and the Board’s ratio of independent to non-independent directors are also taken into consideration. Preferences, qualifications and specific qualities or skills considered by the Governance / Nominating Committee for one or more of the directors to possess may include, but are not limited to, the following:

●	Able to serve for a reasonable period of time
●	Multi-business background preferred
●	Successful career in business preferred
●	Active preferred over retired
●	Audit Committee membership potential
●	Strategic thinker
●	Leader / manager
●	Agribusiness background, domestic and international
●	Transportation background
●	Brand marketing exposure

The Committee seeks nominees who provide a diverse set of backgrounds, skills, experiences and viewpoints who will contribute expertise to the Board, conduct themselves in accordance with the Company’s Statement of Principles and strong ethical behavior, and share their diverse skills and experiences for the greater good of the Company. Because the Company consists of diverse businesses, we highly value differing viewpoints shared in the pursuit of Board actions that best balance the objectives of our customers, employees, shareholders and communities.

The Board has adopted a policy not to nominate for re-election to the Board any member reaching the age of 72 prior to the annual meeting. However, for the reasons described above, an exception was made for Mr. Manire who stood for re-election at the 2025 Annual Meeting despite having surpassed the age of 72. Mr. Manire will not stand for re-election at the 2026 Annual Meeting. The Board did not make any other exceptions or waivers of this policy in 2025.

Mr. Oakland was recommended to the Committee by the Chairman based on his knowledge of the industry and his reputation. The Committee interviewed Mr. Oakland and recommended him to the Board. No fees or charges to any third party were incurred in connection with the identification or appointment of Mr. Oakland, nor was such appointment made pursuant to any agreement with any third party.

10

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Director Skills, Experience and Background

The Governance / Nominating Committee considers a variety of factors when presenting the slate of nominees for the Board – these are highlighted in the chart below and listed in detail under the caption “Governance and our Board of Directors– Board Meetings and Committees – Governance / Nominating Committee.” The Governance / Nominating Committee looks at the different skills and experiences that each nominee brings and how these align with the Company’s business and strategy. Below is a Board of Directors Skill Matrix. The Board of Directors Skill Matrix is a summary of each nominee’s skills and experience with each mark indicating an experiential strength. This matrix is a high-level summary that is not intended to be an exhaustive list of each director’s skills or contributions to the Board. Further below is a more detailed table of the specific experience, qualifications, attributes or skills that the Governance / Nominating Committee viewed as valuable to our business for the next year.

Board of Directors Skill Matrix

DIRECTOR QUALIFICATIONS AND EXPERIENCE
General Management Ability to oversee and coordinate diverse business functions to achieve organizational goals effectively.

Finance and M&A

Experience in positions requiring financial knowledge and analysis or overseeing internal controls and reporting of public company financial and operating results, and expertise in executing mergers and acquisitions to drive growth and value.

Sales and Marketing Experience involving branding and marketing of sales and services in key markets to grow market share, drive revenue, and enhance enterprise reputation.
Human Resources Knowledge of talent management, organizational development, and workforce planning to support business objectives.
Other Public Company Board Experience Current or prior service on public company boards, providing governance insight and regulatory compliance expertise.
C-Suite Experience Leadership experience at the executive level, responsible for strategic decision making and organizational performance.

Risk Management

Experience assessing and reviewing material risk exposures and the measures to manage and mitigate material risks, including in the areas of operations, health and safety, climate change, cybersecurity, government, regulatory, and public policies.

Business Operations Experience in managing day-to-day processes, systems and resources to optimize efficiency and productivity.
Agribusiness Specialized knowledge of agricultural production, commodity trading, and market dynamics within the farming, renewables, and food industries.

11

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

ELECTION OF DIRECTORS

The size of the Board of Directors was increased from ten to eleven directors with the addition of Steven Oakland to the Board in August of 2025. Ross W. Manire, having been re-elected to the Board in 2025 although he surpassed the age of 72, will now retire from the Board and not stand for re-election. Further, John T. Stout, Jr. has reached the Board’s mandatory retirement age of 72 and will not stand for re-election. As a result, nine nominees are proposed for election to the Board at the Annual Meeting and the size of the Board will be reduced to nine directors.

Proxies cannot be voted for a greater number of individuals than the number of nominees listed below. The Governance / Nominating Committee and the Board have nominated and recommend the election of each of the nine nominees listed below. Each director elected will serve until the next Annual Meeting or until their earlier removal or resignation. Each of the nominees listed is currently a director of the Company. The Board expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote for a substitute, unless the Board reduces the number of directors as provided for in the Company’s Code of Regulations.

Directors will be elected at the Annual Meeting by a plurality of the votes cast at the Annual Meeting. The following biographical disclosures only include information regarding nominees for election or re-election at the Annual Meeting. Following is a brief biography of each nominee as well as the specific qualifications of the nominee as identified by the Board’s Governance / Nominating Committee. Information as to their ownership of the Common Shares can be found under the caption “Share Ownership” in this proxy statement. All information provided is current as of February 28, 2026.

12

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

William E. Krueger Age: 59 | CEO and Director Since: 2024

Committee Memberships: None Other Current Public Company Boards: None Previous Public Company Boards (Past Five Years): None

Professional Experience

●
President and CEO of the Company since October 1, 2024
●
Experienced executive officer, with nearly 14 years as President and CEO of Lansing Trade Group, LLC
●
Thirty-five years of experience in agribusiness

Key Qualifications and Experience

●
Extensive expertise in commodity and futures trading, mergers and acquisitions, joint ventures, risk management, and capital management
●
MBA in Finance from DeVry University’s Keller Graduate School of Management
●
Bachelor of Science in Agribusiness from the University of Nebraska – Lincoln
●
Serves on the Executive Committee of the National Grain & Feed Association Board of Directors

General Management	Sales and Marketing	Other Public Company Board Experience	Risk Management	Agribusiness

Finance and M&A	Human Resources	C-Suite Experience	Business Operations

13

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Patrick E. Bowe Age: 67 | Chairman Since: 2024 | Director Since: 2015

Committee Memberships: None Other Current Public Company Boards: None Previous Public Company Boards (Past Five Years): United Malt Group

Professional Experience

●
Over forty years of experience in the agricultural sector
●
Elected Chairman of the Board of Directors on May 9, 2024. Named Executive Chairman of the Board effective October 1, 2024, and served in that role until September 30, 2025, and continues to serve as Chairman
●
President and CEO of the Company from 2015 to September 30, 2024
●
Board member of King Ranch, Inc. Former board member of United Malt Group, a publicly traded company
●
As former Corporate Vice President for Cargill’s Food Ingredient and Systems Platform prior to joining the Company, responsible for strategy, capital allocation decisions, customer relationship management, as well as leading key sourcing and business excellence initiatives

Key Qualifications and Experience

●
Has held a variety of leadership positions, both domestically and abroad, including oversight of Cargill’s Corn Wet Milling operation
●
Extensive experience in leading large organizations with expertise in commodity and futures trading, acquisitions and joint ventures, process improvement, strategic sourcing, capital management, and establishing and maintaining strong customer relationships

General Management	Sales and Marketing	Other Public Company Board Experience	Risk Management	Agribusiness

Finance and M&A	Human Resources	C-Suite Experience	Business Operations

14

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Gerard M. Anderson Age: 67 | Lead Director Since: 2024 | Director Since: 2008 | Independent

Committee Memberships: Governance/Nominating and Finance Other Current Public Company Boards: The AES Corporation Previous Public Company Boards (Past Five Years): DTE Energy

Professional Experience

●
Executive Chairman of DTE Energy from 2019 through July 2022; joined DTE Energy in 1993 and held a series of leadership roles until being named President in 2004, CEO in 2010, Chairman in 2011, and Executive Chairman in 2019
●
Director of The AES Corporation, also a publicly traded energy company
●
Senior Adviser to ArcLight Capital, an energy-focused private equity company

Key Qualifications and Experience

●
Energy industry expertise
●
MBA and MPP with a civil engineering undergraduate degree
●
Experience as a consultant with McKinsey and Company

Steven K. Campbell Age: 62 | Director Since: 2022 | Independent

Committee Memberships: Compensation and Finance Other Current Public Company Boards: None Previous Public Company Boards (Past Five Years): None

Professional Experience

●
Retired head of North America Grain and Group Executive Vice President at Louis Dreyfus
●
Former President and CEO of Louis Dreyfus Commodities Grain Merchandising LLC
●
Former Vice President with Archer Daniels Midland

Key Qualifications and Experience

●
Thirty years of experience in the agricultural industry
●
Bachelor of Science and Master of Science in Agricultural Economics from Oklahoma State University
●
Industry involvement includes serving as Chairman, Kansas City Board of Trade, First Vice Chairman on the North American Export Grain Association’s Board of Directors and holding a position on the Commodity Markets Council Board of Directors
●
International business leader with risk assessment, finance, and compensation skills
●
Guest lecturer at Auburn University, speaking on commodity trading

General Management	Sales and Marketing	Other Public Company Board Experience	Risk Management	Agribusiness

Finance and M&A	Human Resources	C-Suite Experience	Business Operations

15

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Gary A. Douglas Age: 65 | Director Since: 2021 | Independent

Committee Memberships: Compensation (Chair) and Audit Other Current Public Company Boards: None Previous Public Company Boards (Past Five Years): None

Professional Experience

●
President of Nationwide National Partners from March 2013 through September 2022 (Retired); President and Chief Operating Officer of Nationwide Agribusiness from 2007 through 2013
●
Over twenty years of senior management level experience across geographically diverse markets within the United States
●
Expertise in the areas of risk management, strategic planning, and operational effectiveness
●
Executive Leadership Program, Wharton School of Business

Key Qualifications and Experience

●
MBA with emphasis in finance
●
Formerly on the Development Committee of the National Urban League, as well as the Governance Committee of the National Association of Mutual Insurance Companies, and the Sustainability Committee of the African American Leadership Academy. Member of the Executive Leadership Council since 2011
●
Member of the National Association of Corporate Directors (NACD). Certification granted October 2021

Pamela S. Hershberger Age: 60 | Director Since: 2019 | Independent

Committee Memberships: Audit (Chair) and Governance /Nominating Other Current Public Company Boards: None Previous Public Company Boards (Past Five Years): None

Professional Experience

●
Managing Partner of Ernst & Young LLP office in Toledo, Ohio from 2008 through 2018 (Retired)
●
Thirty-one years of service at Ernst & Young LLP, beginning her career in the firm’s Toledo, Ohio office as a staff auditor.
●
Certified public accountant with over thirty years of public accounting experience
●
Extensive experience in advising public and private companies on tax, accounting, audit and consulting matters in a variety of industries

Key Qualifications and Experience

●
Merger and acquisition experience
●
Ernst & Young LLP Executive Program, Kellogg School of Management, Northwestern University

General Management	Sales and Marketing	Other Public Company Board Experience	Risk Management	Agribusiness

Finance and M&A	Human Resources	C-Suite Experience	Business Operations

16

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Catherine M. Kilbane Age: 62 | Director Since: 2007 | Independent

Committee Memberships: Governance/Nominating (Chair) and Audit Other Current Public Company Boards: The Davey Tree Expert Company Interface, Inc. Previous Public Company Boards (Past Five Years): None

Professional Experience

●
Senior Vice President, General Counsel and Secretary of The Sherwin-Williams Company, 2013 to July 2017; prior to that, Senior Vice President, General Counsel and Secretary of American Greetings Corporation from 2003 to 2012
●
Experience with public company regulatory requirements
●
Experienced public company director

Key Qualifications and Experience

●
Fourteen years’ experience as Secretary and General Counsel of a publicly traded company
●
Experience in retail industry and a supplier to retailers
●
Attorney with extensive experience in corporate law, corporate governance, mergers and acquisitions, regulatory, joint ventures, securities, risk, compliance, real estate, a variety of regulatory requirements, environmental, and human resources

Robert J. King, Jr. Age: 70 | Director Since: 2005 | Independent

Committee Memberships: Finance (Chair) and Compensation Other Current Public Company Boards: None Previous Public Company Boards (Past Five Years): None

Professional Experience

●
Advisory Director for FNB Corp from 2013 to October 2020; prior to that, President and CEO, PVF Capital Corp from 2009 to 2013
●
Experience as President & CEO and board member of a publicly traded financial services company
●
MBA with a finance undergraduate degree
●
Expertise in banking, finance and related risk analysis with extensive senior officer experience with major banking organization

Key Qualifications and Experience

●
Experience as a member of other boards of directors, including Oak Tree Holdings LLC, Medical Mutual of Ohio, and Shiloh Industries, which was a publicly traded company prior to its acquisition.

General Management	Sales and Marketing	Other Public Company Board Experience	Risk Management	Agribusiness

Finance and M&A	Human Resources	C-Suite Experience	Business Operations

17

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Steven Oakland Age: 64 | Director Since: 2025 | Independent

Committee Memberships: Audit and Compensation Other Current Public Company Boards: None Previous Public Company Boards (Past Five Years): TreeHouse Foods, Inc. Foot Locker, Inc.

Professional Experience

●
CEO and President of TreeHouse Foods, Inc. from 2018 to February 2026
●
Nearly 40 years of experience in the food and beverage industry include serving as Vice Chair and President of U.S. food and beverage for The J.M. Smucker Company (Smucker’s), a manufacturer of branded food products
●
Served in increasingly senior positions during his time with Smucker’s, including President of Coffee and Food Service, President of International Food Service, President of U.S. Retail – Smucker’s Jif and Hungry Jack, and General Manager of Smucker’s Canadian operations

Key Qualifications and Experience

●
Food and beverage executive with a deep understanding of the business and the rapidly changing consumer demands across the broader food and beverage industry
●
Extensive experience in domestic and international consumer product operations, with particular strength in customer engagement, marketing, brand-building and strategic planning
●
Understanding of risk management and business development as well as large scale M&A and its associated integration and operational priorities
●
Significant public and private board of directors experience across both manufacturing and retail

General Management	Sales and Marketing	Other Public Company Board Experience	Risk Management	Agribusiness

Finance and M&A	Human Resources	C-Suite Experience	Business Operations

The Board recommends a vote FOR the election of the nine directors as presented.

18

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Certain Relationships and Related Party Transactions

The Board has practices and procedures to address potential or actual conflicts of interest and any appearance that decisions are based on considerations other than the best interests of the Company that may arise in connection with transactions with certain persons or entities. The Company’s Standards of Business Conduct contain provisions related to conflict of interest situations, and the charter of the Audit Committee provides that it will review on an annual basis and approve related party transactions required to be disclosed under Item 404 of Regulation S-K of the Securities Act of 1933, as amended, and as required under the Standards of Business Conduct (collectively, the “Related Person Transaction Policy”). In order to implement the Related Person Transaction Policy, the Company obtains annual written questionnaires requiring disclosure of potential conflict situations, financial transactions, and annual affirmation of compliance with the Company’s Standards of Business Conduct. The Related Person Transaction Policy is applicable to all transactions, arrangements or relationships in which: (a) the aggregate amount involved may be expected to exceed $120,000 in any calendar year; (b) the Company is a participant; and (c) any Related Person (as that term is defined in Item 404 under Regulation S-K of the Securities Act of 1933, as amended) has or will have a direct or indirect interest (a “Related Person Transaction”).

There were no Related Person Transactions for the year ended December 31, 2025.

Compensation / Risk Relationship

We believe our compensation programs are designed to establish an appropriate balance between risk and reward in relation to our overall business strategy. To that end, Semler Brossy Consulting Group LLC (“Semler Brossy”), the Compensation Committee’s independent advisor through the first half of 2025, and Company management have conducted a compensation risk assessment. The Compensation Committee reviewed and discussed the findings of the risk assessment and believes that our compensation programs are appropriately balanced and do not motivate employees to take risks that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

The Compensation Committee regularly reviews non-employee director compensation and ensures alignment with the same peer companies used for executive compensation. Our goal for compensating non-employee directors is to provide most of their compensation in equity, aligning the Board’s interests with those of our shareholders. We also aim to make meaningful adjustments every few years, when warranted, rather than making frequent small changes to non-employee director compensation. In fiscal year 2025, there were no material changes to non-employee director compensation. Our CEO, Mr. Krueger does not receive compensation for serving as a director.

Fiscal Year 2025 Compensation Structure for Non-Employee Directors

Regular Retainers
Annual Base Retainer (TOTAL)	$210,000
Cash	80,000
Equity Award[1]	130,000

Committee Retainers (cash or equity awards)[2]
Annual Audit Committee Chair Retainer	25,000
Annual Audit Committee Membership Retainer	10,000
Annual Compensation & Leadership Development Committee Chair Retainer	20,000
Annual Compensation & Leadership Development Committee Membership Retainer	7,500
Annual Governance & Nominating Committee Chair Retainer	15,000
Annual Governance & Nominating Committee Membership Retainer	5,000
Annual Finance Committee Chair Retainer	15,000
Annual Finance Committee Membership Retainer	5,000

Board Chair Retainer[3]	70,000

Lead Independent Director Retainer	$20,000
(1)	Mr. Bowe receives a cash award instead of equity. He is held to the same target ownership level as all other directors.
(2)	Directors may elect to defer and convert all or part of their annual cash retainer to equity awards.
(3)	Mr. Bowe’s employment with the company ended September 30, 2025; at this time, he became eligible to receive director compensation. All of Mr. Bowe’s Board applicable retainers were prorated for the time he was not an employee of the company, beginning on October 1, 2025.

19

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Director retainers are paid in quarterly installments with pro-rated payments made for directors who join or leave the Board or have a change in Board role during a quarterly period. The grants of equity awards fully vest one year after the grant date and directors can elect to delay the receipt of these awards until a later date. Additional compensation may be paid to individual directors for work requiring time and effort beyond what is normally expected to prepare for and attend Board and Committee meetings including orientation for new directors and special projects. The Company also reimburses reasonable expenses incurred for Board-related activities.

2025 Director Compensation

This table describes the cash and equity award portions of the annual retainer paid to each non-employee director who served in fiscal year 2025. Mr. Krueger received no compensation as a director and is therefore excluded from the table below. Mr. Krueger’s compensation is disclosed in the Named Executive Officer Compensation section below.

	FEES EARNED OR
	PAID IN CASH	STOCK AWARDS (1)	TOTAL
(a)	(b)($)	(c)($)	(d)($)
Gerard M. Anderson (2)	110,000	117,612	227,612
Patrick E. Bowe (3)	93,333	—	93,333
Steven K. Campbell (2)	92,500	117,612	210,112
Gary A. Douglas	117,500	116,168	233,668
Pamela S. Hershberger	120,000	116,168	236,168
Catherine M. Kilbane (2)	110,000	117,612	227,612
Robert J. King, Jr. (2)	107,500	117,612	225,112
Ross W. Manire (2)	97,500	117,612	215,112
Steven Oakland (4)	45,833	107,535	153,368
John T. Stout, Jr. (2)	90,000	117,612	207,612

(1)	RSUs were granted to all directors, except Patrick E. Bowe and Steven Oakland, on May 8, 2025, and valued at $34.41 per share, the closing price on the date of issuance.
(2)	RSU dividend equivalent shares were granted on May 8, 2025, and valued at $31.51 per share, the closing price on the day prior to issuance.
(3)	Amount for Patrick E. Bowe does not include compensation for service as Executive Chairman through September 30, 2025, which is included in the Summary Compensation Table.
(4)	RSUs were granted to Steven Oakland upon his appointment to the Board on August 22, 2025, and valued at $40.95 per share, the closing price on the date of issuance.

Outstanding equity awards for non-employee directors and former directors at December 31, 2025, are as follows:

OUTSTANDING RESTRICTED
NAME	STOCK UNITS (#)
Gerard M. Anderson	3,376
Steven K. Campbell	3,376
Gary A. Douglas (1)	8,929
Pamela S. Hershberger (1)	8,929
Catherine M. Kilbane	3,376
Robert J. King, Jr.	3,376
Ross W. Manire	3,376
Steven Oakland	2,626
John T. Stout, Jr.	3,376

(1)	Mr. Douglas and Ms. Hershberger elected to defer distribution of their Restricted Share Units granted in 2023 and 2024 until their retirement dates from the Board of Directors.

20

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

2. nAMED Executive Officer COMPENSATION

Letter from the Compensation Committee

Dear Fellow Shareholders,

The Compensation Committee is committed to ensuring that our executive compensation programs align with The Andersons’ long-term strategy, performance objectives, and your interests as shareholders. Our approach is designed to attract, retain, and motivate talented leaders who drive sustainable growth and create value for all stakeholders.

In 2025, we continued to emphasize a pay-for-performance philosophy that rewards achievement of financial and operational goals while maintaining strong governance practices. Our programs balance short-term results with long-term success through a mix of base salary, annual incentives, and equity-based awards. These elements are structured to encourage accountability, prudent risk-taking, and alignment with shareholder returns.

We also regularly review market practices and seek input from independent advisors to ensure our programs remain competitive and consistent with best practices. Importantly, we maintain rigorous oversight to confirm that compensation outcomes reflect actual performance and support our strategic priorities.

Thank you for your continued trust and investment in The Andersons. We look forward to building on our progress and delivering long-term value.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis which follows, and based on such review and discussion, recommends to the Board that it be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025.

Sincerely,

Compensation Committee

Gary Douglas	Steve Campbell	Robert J. King, Jr.	Ross Manire	Steven Oakland

21

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Compensation Discussion and Analysis

Our executive compensation program is carefully structured by the Compensation Committee and Board of Directors to support the Company’s long-term strategic objectives. Over time, we have refined the program to strengthen its performance-based design and incorporate leading practices, while maintaining a core philosophy that aligns executive pay with both our strategic priorities and shareholder interests. Each year, the Compensation Committee evaluates the incentive framework, considering investor feedback, business results, our scale and growth trajectory, and our strategic roadmap to determine whether further enhancements are warranted.

The following table lists the Company’s executive officers, including their respective positions and ages as of February 28, 2026. This information is provided pursuant to Instruction 3 to Item 401(b) of Regulation S-K. The Compensation Discussion and Analysis describes our fiscal year 2025 compensation program for the Company’s named executive officers (“NEOs”), who are identified below.

NAME, AGE, AND POSITION	YEAR ASSUMED

William E. Krueger, 59 (1)
President and Chief Executive Officer	2024
Chief Operating Officer	2022
President, The Andersons Trade and Processing	2020
President, The Andersons Trade Group	2019

Emmanuel Ayuk, 44
Executive Vice President, General Counsel and Corporate Secretary	2025
Chief Counsel, Ag Services & Oilseeds (Archer-Daniels-Midland Company)	2024
Chief Counsel, Europe, Middle East & Africa (EMEA) & Deputy Compliance Officer (Archer-Daniels-Midland Company)	2019

Weston Heide, 52 (1)
Executive Vice President, Agribusiness	2025
Senior Vice President, Andersons Trade and Processing	2023
Vice President, Trade	2019

Michael T. Hoelter, 43
Vice President, Corporate Controller and Investor Relations	2021
Corporate Controller	2019
Assistant Corporate Controller	2017
Grain Group Controller	2015

Anne G. Rex, 61
Senior Vice President, Strategy, Planning and Development	2025
Vice President, Strategy, Planning and Development	2019
Vice President and Corporate Controller	2012

Mark Simmons, 50 (1)
Executive Vice President, Renewables	2025
Vice President, Plant Originations and Merchandising	2022
Director, Commodities & Risk	2020

22

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Brian A. Valentine, 56 (1)
Executive Vice President and Chief Financial Officer	2020
Senior Vice President and Chief Financial Officer	2018
Corporate Vice President and Chief Financial Officer (The Lubrizol Corporation)	2011

Brian K. Walz, 56
Senior Vice President and Treasurer	2025
Vice President and Treasurer	2019
Senior Director, Corporate Strategy and Development	2019

Sarah J. Zibbel, 46 (1)
Executive Vice President, Chief Human Resources Officer	2023
Chief Human Resources Officer (Libbey, Inc.)	2018

(1)	These executive officers were identified as NEOs whose compensation is set forth in the following compensation tables.

In accordance with Item 402(a)(3) of Regulation S-K, both Patrick E. Bowe, Former Executive Chairman, and Christine M. Castellano, Former Executive Vice President, General Counsel and Corporate Secretary, are included as NEOs as each would have been among the Company’s five most highly compensated executive officers for fiscal 2025, notwithstanding that neither served in that capacity at year-end.

2025 Leadership Transition

On September 30, 2025, Mr. Bowe completed his one-year agreement to serve as Executive Chair of the Board. Mr. Bowe has fully transitioned to Chairman of the Board.

2025 Financial Performance Highlights

The Company’s financial results for the year ending December 31, 2025, are as follows:

The Company reported net income attributable to The Andersons, Inc. common shareholders of:	$95.7M or $2.79 per diluted share.

The Agribusiness segment reported income before income taxes of:

$56.6M

The Agribusiness segment faced difficult market conditions, including an oversupplied market, low commodity prices, and muted price volatility. These conditions kept commercial activity in the nearby, creating margin pressure in our merchandising business. We saw improvement through the record fall corn harvest, as our western footprint was able to accumulate larger volumes at favorable values. Our eastern assets were able to recognize higher than normal elevation margins on corn from strong export and ethanol demand in the last part of the year. The premium ingredient business continued its steady performance, leveraging recent investments into this space. The fertilizer business benefitted from a large spring application season with the highest corn plantings in recent history.

The Renewables segment reported income before income taxes of:

$140.1M

The Renewables segment had very strong results, surpassing the prior year. Our plants had another outstanding production year, once again setting a record for gallons produced. Ethanol board crush margins improved slightly over 2024, but were more than offset by higher corn basis in the east and increased natural gas costs. We acquired 100% of our ethanol plants at the end of July, which generated approximately $40 million of incremental pre-tax plant income in the last five months of the year. Finally, with our focus on running efficient ethanol plants, we were able to qualify for $35 million of 45Z clean fuel production tax credits.

23

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Executive Compensation Program

Executive Compensation Philosophy

Our compensation plans and policies are structured to achieve the following goals:

Compensation Approach	Compensation programs are designed to reflect an appropriate mix of annual and long-term priorities, with long-term equity awards reflecting the largest component of target compensation.
Short-term Compensation	Short-term cash compensation plans are based on annual Company and individual performance.
Long-term Compensation	Provides equity awards with multi-year vesting or performance conditions to ensure sustained alignment with shareholder interests.
Stock Ownership	Executives are required to build and maintain appropriate ownership levels of Company’s Common Shares, to ensure the interests of management continue to align with the Company’s shareholders.
Compensation Policies and Controls

Compensation levels are designed to be sufficient to attract and retain highly qualified employees. Levels are consistent with the scope of responsibilities of the role and competitive relative to the compensation paid to similarly situated executives in comparable companies to attract and retain highly qualified employees.

Appropriate Risk Appetite	Prevention of unnecessary or excessive risk-taking, supported by our stock ownership requirements and executive compensation clawback policy.

Executive Compensation Practices

Our executive compensation program is designed with the objective of strongly linking pay with performance. The table below highlights our current compensation practices for NEOs, including practices we believe drive performance and are aligned with good governance principles, and practices we have not implemented because we do not believe they would serve our shareholders’ or other stakeholders’ long-term interests.

WHAT WE DO	WHAT WE DON’T DO

●
Encourage long-term focus through multi-year vesting schedules and performance-based requirements
●
Maintain a strong stock ownership policy to reinforce alignment between executive officers and shareholders (this includes a 6x base salary ownership for our CEO)
●
Company officers are required to retain at least 75% of the net shares acquired through long-term incentive awards until their target shareholding level is achieved
●
Prohibit pledging, hedging, and derivative trading of the Company’s shares
●
Retain an independent compensation consultant for objective advice
●
Deliver all long-term incentives in the Company’s stock to strengthen alignment with shareholder interests
●
Minimum vesting period of one year or more on long-term incentive grants

●
No extraordinary perquisites
●
No dividends paid on unvested share awards
●
No encouragement of unnecessary or excessive risk taking
●
No guaranteed bonuses, compensation increases, or multi-year equity grants
●
No “golden parachute” tax gross-ups
●
No automatic single-trigger vesting following a change in control

24

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Consideration of 2025 Say on Pay Advisory Vote

The Company’s executive compensation was approved by 93% of the total shares voted at the 2025 Annual Meeting. In view of this result, we believe there is broad support from our shareholders for the overall direction, philosophy and value of our executive compensation plans. As a result, no material changes were made to the Company’s executive compensation plans in direct response to the voting results. Consistent with our recommendation, we are submitting our executive compensation plans to an annual non-binding vote of shareholders in this proxy statement. The Company intends to continue this practice on an annual basis.

Pay Setting Governance and Process

Compensation Committee’s Role and Responsibilities

The Compensation Committee, which is composed solely of independent directors, reviews all aspects of cash and long-term incentive compensation for executive officers and makes recommendations to the Board pursuant to the Compensation Committee charter, which is reviewed and approved by the Governance / Nominating Committee, and ratified by the Board, annually.

The CEO and members of our Human Resources team make initial recommendations to the Compensation Committee with reference to executives other than the CEO and participate in Compensation Committee discussions. In the case of the CEO, compensation is determined by the Compensation Committee, without management present. The Compensation Committee then makes recommendations related to the compensation provided to all executive officers (including the CEO) to the Board for their approval.

Compensation Committee Consultants

The Compensation Committee is empowered by its charter to retain its own independent legal and compensation consultants, at the Company’s expense. Through the first half of 2025, the Compensation Committee engaged Semler Brossy as its own independent advisor to objectively review and make recommendations regarding 1) aspects of our Long-Term Incentive Compensation Plan and equity grants, and 2) Total Direct Compensation for executive officers and non-employee independent directors. In July of 2025, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) to become the independent advisor for the Committee. Meridian supports the Compensation Committee in identifying an appropriate peer group for benchmarking executive pay levels and practices, annually providing the Compensation Committee with data on competitive pay levels for the senior executives and the design and calibration of our Annual Incentive Plan (“AIP”) and long-term equity awards, providing the Compensation Committee with regular updates on regulatory and governance considerations, and providing input into the Company’s disclosures on executive compensation and other activities. Annually, the Compensation Committee reviews the independence of its advisor based on the NASDAQ listing standards and determined that Semler Brossy and Meridian are independent of management.

Benchmarking Peer Group

For NEOs, we compare our compensation levels and design to that of other companies on an annual basis. For 2025, compensation was benchmarked against public market data from peer company proxies as well as based on data published in annual compensation surveys.

Peer group companies are reviewed annually by the Compensation Committee based on the recommendations of Semler Brossy with respect to the peer group used for pay decisions in 2025 as set forth below and Meridian beginning in 2026. Peers are selected to best reflect our mix of businesses and economics, such as operating income, market value, and operating margin. We do not prioritize revenue as a factor in assessing our peer group.

Our approach to benchmarking combines peer group data from commodities-based businesses with general industry surveys that reflect a smaller revenue scope than our actual revenue. This approach addresses the issue that our commodities-based business may overstate our true peer size and seeks to avoid the upward compensation pressure a peer-group based on revenue only might create.

The peer group used for NEO pay decisions in 2025 was comprised of these 17 companies:

Applied Industrial Technologies	Flowers Foods	SiteOne Landscape Supply
Blue Linx Holdings Inc.	Global Industrial Company	SpartanNash Company
B&G Foods	Green Plains, Inc.	The Chefs’ Warehouse, Inc.
Cal-Maine Foods, Inc.	John B. Sanfilippo & Son, Inc.	The Hain Celestial group
CVR Partners, LP	The Marzetti Company	United Natural Foods
Fresh Del Monte Produce, Inc.	MRC Global Inc.

For 2025 pay decisions, due to the acquisition of Veritiv Corporation, Veritiv was removed from the peer group and replaced with Site One Landscape Supply.

25

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Our pay strategy is to generally have Target Total Direct Compensation (sum of base salary, short-term incentive, and long-term incentive) reasonably aligned with the median of our competitive benchmark if annually established Target levels for Company and business unit pretax income and return on invested capital (“ROIC”) are achieved. While the Compensation Committee referenced the median of market data for each element, as well as the sum of all elements of total compensation when making pay decisions for NEOs, actual and Target pay for each executive may vary from the market median based on the Compensation Committee’s assessment of each individual’s skill, experience, performance and other contributions, as well as the overall business context of the Company and year-over-year changes in market pay levels, each assessed by the Compensation Committee in its judgment without any specific weightings or formulas.

Performance-Based Pay and Goal Setting

Our incentive compensation programs are designed to align executive pay with long-term performance and shareholder value creation. For fiscal year 2025:

●	Performance-Based Compensation: A total of 56% of our CEO’s annual target compensation was performance-based, and 48% of the total pay opportunity for our other Named Executive Officers (“NEOs”) was tied to performance.
●	Annual Cash Incentives: 100% of the non-discretionary component of both of our CEO’s and NEO’s annual cash incentive opportunity was based on achieving pre-established financial metric targets, with a +/- 20% modifier available at the discretion of the CEO for our other NEO’s and at the Compensation Committee’s discretion for our CEO.
●	Equity Awards: Approximately 60% of both our CEO’s and NEOs’ annual target equity opportunity was delivered in the form of performance-based stock awards, with payouts contingent on achievement against pre-established financial metric targets.
●	Goal Setting: Management and the Compensation Committee engaged in detailed discussions regarding the metrics used for performance stock awards to ensure they serve as leading indicators of long-term success. The Committee sets challenging goals that require solid financial results to achieve target payouts.
●	Relative TSR Modifier: Performance stock awards include a relative Total Shareholder Return (“TSR”) modifier to further align executive interests with those of shareholders. Positive TSR adjustments require above-median performance relative to the companies that comprise the comparative peer group for these awards.

The Compensation Committee establishes cash incentive and equity award targets following Board review and engagement. Targets are intended to be challenging yet achievable. Thresholds, Targets, and Maximums are determined after considering historical performance, scenario analyses, sensitivity testing, and growth comparisons to ensure the correct alignment of pay with performance. Thresholds are set at levels deemed reasonably attainable, while maximums reflect exceptional performance. The Committee regularly reviews the appropriateness of these payout ranges to maintain alignment with shareholder interests.

Fiscal Year 2025 Pay Mix

26

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Fiscal Year 2025 Compensation Program Design

Consistent with our compensation philosophy, the fiscal year 2025 program for our NEOs included an annual base salary, performance-based cash, and equity incentives under our 2019 Plan.

●	Annual Cash Incentives: For our CEO and other NEOs, all annual cash incentives were formulaically tied to pre-established financial targets, with a +/- discretionary modifier. The Compensation Committee believe this structure reinforces accountability for achieving objective financial results, which is critical to the Company’s long-term success and shareholder returns.
●	Equity Incentives: Under the 2019 Plan, 60% of the annual equity award for our NEOs equity award was delivered as Performance Share Units (“PSUs”) which are measured against 3-year cumulative EPS goals with a TSR modifier. The other 40% of the annual equity awards for our NEOs were service-based Restricted Share Units (“RSUs”) with three-year vesting. The Committee determined that a 60% PSU allocation and 40% RSU allocation best aligns our NEOs compensation with long-term company performance, while supporting retention and aligning our NEOs interests with those of our shareholders.

Base Pay

The base salaries of our Named Executive Officers are established to reflect the scope and complexity of their responsibilities, their individual capabilities, and prevailing competitive market conditions.

Annual Incentive Plan

Cash incentives are determined for all NEOs as follows:

(1)	Both Pretax income and ROIC contain adjustments of certain items from the comparable GAAP measure and are considered non-GAAP financial measures. See Appendix A for a reconciliation to the nearest GAAP financial measure.

We incorporate financial performance measures into our annual cash incentives to assess our success in achieving internal goals for profitability and ROIC, which we believe are key drivers of long-term shareholder value.

For fiscal year 2025, the non-discretionary financial component of annual cash incentives was based on performance against pre-established targets for pretax income and ROIC. The fiscal year 2025 targets were derived from the Company’s internal operating budget for the year. The performance goal ranges between Threshold and Target as well as Target and Maximum are intentionally set with a wide range to recognize the potential volatility of a commodity-based business. The Compensation Committee retains discretion to consider adjustments to performance results to exclude the impact of unusual or extraordinary transactions that do not reflect the on-going business operations and to avoid unintended incentives for management to make decisions solely on the basis of achieving financial results. The Compensation Committee uses a decision framework for consistency to consider the materiality and facts and circumstances of potential adjustments.

The discretionary modifier portion of the program is applied based upon the CEO’s assessment of individual performance, and in the case of the CEO, the Compensation Committee’s assessment of CEO’s performance. The Compensation Committee may elect to fund a minimum discretionary amount of AIP even when the Company or business unit has not achieved Threshold performance. While no amount of funding is assured in this circumstance, if the Compensation Committee determines that some level of award for individual performance is appropriate, it may elect to authorize discretionary funding. Since Thresholds were achieved during 2025, no such discretionary funding was authorized for fiscal year 2025.

Equity Compensation

Under the 2019 Plan, each year, our NEO’s receive equity compensation in the form of both PSUs and RSUs.

Performance Share Units

In prior years, PSU awards granted to our executives were split equally between two types of awards – EPS-based PSUs and TSR-based PSUs. Beginning in 2024, we changed our structure to a single PSU award based on EPS with a TSR modifier. This change was made in an effort to simplify our program to one PSU award type and rebalance the weighting of relative TSR from 50% to a modifier of up to plus or minus 20%, which we believe creates more emphasis on financial results and is a prevalent approach with peer companies. Consistent with past awards,

27

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

we measure cumulative EPS over the three-year performance period with ultimate payout subject to a +/- 20% TSR-based modifier. The Company must be above median of the peer companies to apply an above target modifier payout, as shown below. In addition, if the Company’s TSR is negative for the three-year performance period, no positive modifier is applied regardless of rank against the peer group.

ANDE TSR RANK IN PEER GROUP	MODIFIER
1	120%
2	115%
3	110%
4	105%
5	100%
6	95%
7	90%
8	85%
9	80%

(1)	For the 2025 PSU awards, the peer group consists of: Archer-Daniels-Midland Company, Bunge Global SA, Green Plains Inc., Rex American Resources Corporation, Darling Ingredients Inc., Alto Ingredients, Inc., Nutrien Ltd. and The Mosaic Company. In the event of significant changes to these listed companies, the Compensation Committee may adjust the peer group. In the past, the Company measured TSR against the Russell 3000 given the Company’s diverse business portfolio at the time. With the exit out of the rail sector, the agribusiness peer group for these awards is selected by the Compensation Committee to ensure we are measured against the performance of others directly within our primary industry.

PSUs are only earned when the Company achieves targets that emphasize the Company’s pay-for-performance philosophy. Dividends on awarded PSUs are delivered in the form of additional shares at the end of the performance period but only equivalent to the value of dividends on the number of shares ultimately earned and delivered.

In determining cumulative EPS Threshold, Target, and Maximum performance levels, the Compensation Committee considers short and long-term business goals at the time of grant. The Compensation Committee also considers related factors, including recent EPS performance, and economic and industry conditions that may impact cumulative EPS performance. These levels of achievement are based on the cumulative EPS plan for the year the grant is made plus a target growth component for the next two years. The Compensation Committee reviews and approves these criteria in advance of the grant. Threshold goals are a floor, so that performance below “Threshold” results in no PSU award delivery. Threshold goals are set at a level equal to minimally acceptable performance. Target goals are then set at a level which would be challenging but reasonably achievable under normal market conditions. In order to achieve the Maximum PSU award, exceptional cumulative EPS results must be achieved over the performance period.

Cumulative EPS for PSU grants may be adjusted for unusual or non-recurring items. The cumulative EPS used for executive compensation is a non-GAAP measure, see Appendix A for a reconciliation to diluted earnings per share from operations attributable to The Andersons, Inc. shareholders within the Statement of Operations on Form 10-K.

The Company’s use of a TSR measure with respect to PSU awards is intended to achieve the following objectives:

●	Create direct alignment between equity-based awards and shareholder return performance relative to the market
●	Strengthen the link between share price growth and long-term compensation
●	Create an effective combination of performance measures that taken together provide an effective balance between earnings and shareholder return expectation
●	Serve as a “check” to our goal-setting process to gauge the market’s reaction to our financial performance against pre-established objectives

We believe the use of the equity awards described above creates long-term incentives that balance the goals of growing stock price and strong Company earnings.

Restricted Share Units

RSUs were granted under the 2019 Plan to all NEOs. These awards vest over three years, with 1/3 vesting each of the first three anniversaries of the grant, to support long-term focus and alignment with shareholders’ interests as the value of such awards is dependent on our stock price and vesting is subject to continued service to the Company. Dividends on awarded RSUs are delivered in the form of additional shares at the end of the vesting installments but only equivalent to the value of the dividends on the number of shares ultimately vested and delivered.

28

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Fiscal Year 2025 Compensation Decisions and Results

Our Named Executives were awarded the following compensation in fiscal year 2025:

Fiscal Year 2025 Base Salaries

As a part of the annual review of target compensation opportunities, our Compensation Committee, reviewed the base salaries of our NEOs. The following is a table setting forth NEO annualized base salary and the percentage change from the prior year:

	AS OF DECEMBER 31,
	2025	2024	% CHANGE
William E. Krueger	$1,000,000	$1,000,000	-%
Brian A. Valentine	600,000	585,000	2.6%
Weston S. Heide (1)	400,000	300,000	33.3%
Mark D. Simmons (1)	400,000	250,000	60.0%
Sarah J. Zibbel	400,000	400,000	-%
Patrick E. Bowe (2)	—	500,000	N/A
Christine M. Castellano (3)	—	450,000	N/A

(1)	Base salaries for Mr. Heide and Mr. Simmons were increased in connection to their promotions to Executive Vice President roles starting in 2025.
(2)	Mr. Bowe completed his one-year agreement to serve as Executive Chair of the Board on September 30, 2025.
(3)	Ms. Castellano departed from the Company on April 18, 2025.

Fiscal Year 2025 Cash Incentive Awards

We did not increase our target cash incentive opportunities in fiscal year 2025 as a percentage of base salary, except in the cases of Mr. Simmons whose target cash incentive opportunity increased from 60% to 75% of base salary, as a result of his promotion to Executive Vice President in 2025.

Our Compensation Committee determined the design and payouts of fiscal year 2025 cash incentive awards. These cash incentives were based on non-discretionary financial results with a discretionary operational performance modifier. The financial goals and results impacting 2025 NEO compensation are shown below, resulting in a weighted payout of 118% as a percentage of target.

(1)	Both Pretax income and ROIC contain adjustments of certain items from the comparable GAAP measure and are considered non-GAAP financial measures. See Appendix A for a reconciliation to the nearest GAAP financial measure.

29

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

The following table includes AIP payouts (including both formula and applied discretionary modification) and the percentage of the total Target incentive for each of the NEOs:

	2025			TARGET AS A %
	PAYOUT (1)	TARGET	% OF TARGET	OF BASE SALARY (2)
William E. Krueger	$1,183,800	$1,000,000	118%	100%
Brian A. Valentine	603,738	510,000	118%	85%
Weston S. Heide	337,383	300,000	112%	75%
Mark D. Simmons	390,654	300,000	130%	75%
Sarah J. Zibbel	261,383	240,000	109%	60%
Patrick E. Bowe (3)	442,709	500,000	89%	100%
Christine M. Castellano (4)	94,574	337,500	28%	75%

(1)	As part of our annual incentive design, the Committee considers progress towards strategic, operating, optimization and individual goals when determining the final payout to our NEOs.
(2)	Amounts are reflective of competitive practices based on peer group benchmarking provided by the Compensation Committee’s independent compensation advisor.
(3)	Mr. Bowe’s payout was based on 118% of target as a result of performance, and then pro-rated to reflect his employment through September 30, 2025.
(4)	Ms. Castellano’s payout was pro-rated to reflect her employment through April 18, 2025.

Fiscal Year 2025 Stock Awards

The following are the Target compensation values for the equity grants made to NEOs:

	2025
	PSUs (TARGET	RSUs
	NUMBER	(NUMBER		% OF BASE
	OF SHARES)	OF SHARES)	TARGET	SALARY
William E. Krueger	42,584	28,389	$3,000,000	300%
Brian A. Valentine	10,221	6,814	720,000	120%
Weston S. Heide	4,259	2,839	300,000	75%
Mark D. Simmons	4,259	2,839	300,000	75%
Sarah J. Zibbel	3,407	2,272	240,000	60%
Patrick E. Bowe	—	—	—	—%
Christine M. Castellano	6,388	4,259	450,000	100%

The following table displays Threshold, Target and Maximum EPS achievement levels for the 2025 PSU grants:

	THRESHOLD (1)	TARGET (1)	MAXIMUM (1)
CUMULATIVE DILUTED EARNINGS PER SHARE	20%	100%	200%
Three years ended 2027	$7.24	$10.14	$13.18

(1)	2025 awards are also subject to a TSR modifier as shown below.

30

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Earned Based on Three-Year Performance Period Ending 2025

Our Compensation Committee granted PSUs in fiscal year 2023 that were evenly split between awards based on specific pre-established EPS goals and awards that measured our TSR performance relative to the Russell 3000 Index. Both awards were measured over the three-fiscal year performance period ending December 31, 2025.

Earnings Per Share PSUs

(1)	Non-GAAP measure. Using an adjustment framework approved by the Compensation Committee, the EPS number used to determine compensation amounts was adjusted by the Compensation Committee to remove certain items that were not representative of ongoing operations. See Appendix A for a reconciliation to the nearest GAAP financial measure.

Total Shareholder Return PSUs

For TSR-based PSUs granted in 2023 and prior years, the comparator group selected for the TSR metric was the Russell 3000 Index. In the past, the Company determined that a broad-based index such as the Russell 3000 Index was the most appropriate and objective approach for our TSR-based PSUs given our historical business model. As described above, starting with our 2024 single form of PSU award, we began utilizing a custom agribusiness peer group for the TSR modifier.

The following table summarizes our TSR plan design for TSR-based PSU awards granted in 2023 and prior years:

		VESTED PSU PAYOUT PERCENT
		% OF TARGET PSUs IF	% OF TARGET PSUs IF
GOAL		COMPANY TSR IS	COMPANY TSR IS
ACHIEVEMENT	COMPANY’S THREE-YEAR ANNUALIZED TSR RELATIVE TO COMPARATOR GROUP	POSITIVE	NEGATIVE
Maximum	+18 percentage points or more above Target	200%	100%
Above Target	For every +1 percentage points Company TSR is above Target	100% plus 5.56% of Target	100%
Target	Comparator Group’s Annualized TSR	100%	100%
Below Target	For every -1 percentage points Company TSR is below Comparator Group	100% less 5% of Target	100% less 5% of Target
Threshold	-12 percentage points below Comparator Group	40%	40%
Below Threshold	More than -12 percentage points below Comparator Group	0%	0%

Below are TSR-based PSU performance results for the three-year period ending in 2025:

	COMPANY ACTUAL			PERCENT OF TARGET
RELATIVE TSR	TSR 2023 - 2025	RUSSELL 3000 INDEX	DIFFERENCE	PSU VALUE EARNED
Three years ended 2025	16.37%	21.59%	(5.22)%	74%

31

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

snip

Other Compensation Policies and Information

No Extraordinary Perquisites

Our NEOs receive additional benefits that are the same as those offered to all full-time employees. In the U.S., these benefits include a 401(k) plan, an employee stock purchase plan, health care coverage, life insurance, and other employee benefit programs. Along with the standard benefits provided to all U.S. employees, the Company offers physicals to executive officers and a nonqualified deferred compensation plan for executive officers and other senior personnel. This plan is unfunded and participation is voluntary, allowing eligible individuals to defer a portion of their base salary and AIP cash awards.

Employment Agreements and Severance

Patrick E. Bowe

Mr. Bowe’s employment agreement was amended effective September 30, 2024, in conjunction with Mr. Bowe’s retirement as CEO and transition to the role Executive Chairman through September 30, 2025. Under amendment, in the event of a termination prior to September 30, 2025, Mr. Bowe would have been eligible for severance equal to his unpaid base salary payable through September 30, 2025, and he would have remained eligible for any AIP payment payable for the remaining period of his service as Executive Chairman.

With his termination from active employment, effective October 1, 2025, Mr. Bowe has no active employment agreements. He continues to serve on our Board and remains eligible for vesting of his outstanding equity awards.

William E. Krueger

In connection with position as President & CEO, Mr. Krueger’s executive employment agreement is for an indefinite term, subject to termination at any time by the Company or Mr. Krueger. For a period of twenty-four months following his termination of employment, Mr. Krueger is prohibited from competing against the Company, soliciting its customers or employees, and working for a competitor. Mr. Krueger has also agreed that he will not disclose the Company’s confidential information.

Other Executives

We have entered into agreements with our NEOs that require us to provide compensation to them in the event of certain qualifying non-elective terminations of employment. For qualifying terminations, other than in connection with a change in control of the Company, the agreements provide that the NEOs will receive cash severance equal to their annual base salary and, for certain NEOs, their AIP award at Target. For qualifying terminations in connection with a change in control of the Company, the agreements provide that the NEOs will receive cash severance equal to two times their annual base salary and their AIP award at Target. The agreements also provide for a lump sum premium subsidy for the continuation of health care benefits for the duration of the severance period. The agreements are intended to help assure continuation of management during potential change of control situations, and to assist in recruiting and retention of key executives.

In addition, the 2019 Plan does not provide for automatic single-trigger vesting upon a Change in Control. Certain vesting periods for equity awards under the 2019 Plan may accelerate only in the event of termination in Change in Control situations, as more fully described below in Termination/Change in Control Payments.

Compensation Recoupment Policy

In 2023, we adopted a compensation recoupment policy consistent with the final rules adopted by the SEC and Nasdaq implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Under the policy, our executive officers are subject to recoupment of the amount of erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

Stock Ownership and Retention Policy

Our Board has adopted a Stock Ownership and Retention Policy (“Ownership Policy”) that applies to NEOs, other officers and directors who receive equity compensation. The Ownership Policy is intended to align the interests of directors and officers with the interests of the Company’s shareholders by ensuring significant levels of the Company’s Common Shares are maintained throughout their careers. Our Ownership Policy specifies a target ownership level expressed as a multiple of base salary. The salary multiple varies by position for the Company’s officers. Company officers and directors are required to retain at least 75% of the net shares acquired through equity awards until their guideline ownership level is achieved.

32

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

The target ownership levels for the NEOs are as follows:

POSITION	MULTIPLE OF PAY
CEO	6 x Salary
CFO and COO	3 x Salary
Executive Vice President - Business Segment Lead	2 x Salary
Other Corporate Officers	1 x Salary
Directors	5 x Retainer

Hedging and Pledging Policy

The Company prohibits hedging activities on Company stock by its officers and directors, as well as the pledging of shares.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an employee of the Company or any of the Company’s subsidiaries. There are no interlocking relationships between the Company and other entities that might affect the determination of the compensation of the Company’s executive officers.

Policies Related to the Grant of Certain Equity Awards

The Company has not recently granted awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such equity instruments in relation to the disclosure of material nonpublic information by the Company.

Insider Trading Policies and Procedures

The Company has adopted insider trading policies and procedures that govern the purchase, sale, and other dispositions of its securities by directors, officers, and employees, as well as by the Company itself. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to its Annual Report on Form 10-K for the year ended December 31, 2025.

Post-Termination Compensation/Retirement Programs

Our overall retirement philosophy is to provide plans that are competitive, cost effective and work together with Social Security and employee savings to provide meaningful retirement benefits. The Company maintains a Retirement Benefits Committee, not comprised of independent directors. The Board has delegated its authority to perform certain administrative, regulatory, and fiduciary duties required of management as plan sponsor to the Retirement Benefits Committee. The Retirement Benefits Committee acts as the Plan Administrator for the 401(k) Plan, Deferred Compensation Plan, and the Employee Share Purchase Plan (“ESPP”). We offer two separate retirement programs:

●	Retirement Savings Investment Plan (“401(k) Plan”)—promotes employee savings for retirement, with the Company matching a portion of the savings and non-elective contributions for participants. For 2025, all NEOs are eligible for a performance-based contribution of up to 5%. The actual performance-based contribution for 2025 was 2.5%.
●	Deferred Compensation Plan (“DCP”)—works in conjunction with the 401(k) Plan to provide additional elective deferral opportunities to key employees that would otherwise be limited due to statutory rules.

33

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

fiscal year 2025 compensation tables

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the NEOs for the fiscal years ended December 31, 2025, 2024, and 2023.

							CHANGE IN
							PENSION VALUE &
						NON-EQUITY	NONQUALIFIED
						INCENTIVE	DEFERRED
				STOCK	OPTION	PLAN	COMPENSATION	ALL OTHER
NAME AND POSITION (1)	YEAR	SALARY (2)	BONUS (3)	AWARDS (4)	AWARDS (5)	COMPENSATION (6)	EARNINGS	COMPENSATION (7)	TOTAL
(a)	(b)	(c)($)	(d)($)	(e)($)	(f)($)	(g)($)	(h)($)	(i)($)	(j)($)
William E. Krueger
President and Chief Executive Officer
	2025	1,000,000	—	3,063,337	—	1,183,800	—	225,402	5,472,539
	2024	961,346	—	2,089,787	—	1,109,937	—	674,129	4,835,199
	2023	950,000	—	2,440,548	—	1,634,000	—	322,040	5,346,588
Brian A. Valentine
Executive Vice President, Chief Financial Officer
	2025	597,116	—	735,265	—	603,738	—	153,613	2,089,732
	2024	585,000	—	772,171	—	573,379	—	238,506	2,169,056
	2023	585,000	—	882,307	—	855,000	—	230,236	2,552,543
Weston S. Heide
Executive Vice President, Agribusiness
	2025	397,308	—	306,364	—	337,383	—	68,062	1,109,117
Mark D. Simmons
Executive Vice President, Renewables
	2025	395,962	—	306,364	—	390,654	—	60,420	1,153,400
Sarah J. Zibbel
Executive Vice President & Chief Human Resources Officer
	2025	400,000	—	245,116	—	261,383	—	45,282	951,781
	2024	395,192	—	264,015	—	276,744	—	17,559	953,510
Patrick E. Bowe
Former Executive Chair
	2025	388,471	—	—	—	442,709	—	341,926	1,173,106
	2024	886,538	—	2,969,718	3,858	1,008,175	—	636,777	5,505,066
	2023	1,000,000	—	3,468,141	5,151	1,720,000	—	633,200	6,826,492
Christine M. Castellano
Former Executive Vice President, General Counsel & Corporate Secretary
	2025	163,368	—	459,545	—	94,574	—	914,936	1,632,423
	2024	450,000	—	494,953	—	389,171	—	179,598	1,513,722
	2023	450,000	—	424,186	—	580,500	—	160,948	1,615,634

(1)	NEOs include the CEO and CFO who certified the Company’s quarterly and annual reports filed with the SEC. The remaining NEOs are the three next highest paid executive officers who were serving in those roles as of December 31, 2025. Additionally, for 2025 Patrick E. Bowe and Christine M. Castellano are NEOs, as they would have been in the top five most highly compensated had they been officers at December 31, 2025. Mr. Bowe acted as Executive Chair from October 1, 2024 through September 30, 2025, and prior to that served as President and CEO.
(2)	Salaries for Mr. Bowe and Ms. Castellano in 2025 were pro-rated due to termination of employment during the year. Salary for Mr. Bowe in 2024 and 2023 includes voluntary deductions to the Company’s ESPP which is available to all employees. Amounts withheld for Mr. Bowe for 2024 and 2023 were $24,000 in each year. The amount Mr. Bowe received for serving as a non-employee director starting on October 1, 2025 is not included in this table and is instead included under the Director Compensation above.
(3)	Annual bonus is delivered through a formula-based incentive compensation program and included in column (g).
(4)	Represents the grant date fair value of PSUs granted March 3, 2025, March 1, 2024 and March 1, 2023; and RSUs granted March 5, 2025, March 1, 2024 and March 1, 2023, computed in accordance with the assumptions disclosed in Note 13 to the Company’s annual report on Form 10-K, Item 8. At each grant date, we expected to issue the Target award under the PSU grants which is equal to 50% of the Maximum award. The grant date fair value of the PSU awards assuming the highest level of performance conditions would be higher by $1,883,490, $1,296,432 and $1,590,419 for Mr. Krueger; $452,075, $479,010 and $489,678 for Mr. Valentine; $188,376 for Mr. Heide; $188,376 for Mr. Simmons; $150,692 and $163,799 for Ms. Zibbel; $0, $1,842,327 and $2,260,051 for Mr. Bowe; and $282,541, $307,054 and $235,422 for Ms. Castellano for 2025, 2024 and 2023, respectively.
(5)	Represents the fair value of the option component in the ESPP. The grant date fair value of the ESPP option was computed in accordance with the assumptions disclosed in Note 13 to the Company’s annual report on Form 10-K, Item 8.

34

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

(6)	Represents the annual AIP payout earned for each NEO as described above under Fiscal Year 2025 Cash Incentive Awards.
(7)	See the table below for details regarding all other compensation.

							LIFE & LONG-TERM
			DCP	401(K) PLAN	401(K) PLAN		DISABILITY
		DIVIDEND	COMPANY	PERFORMANCE	COMPANY	EXECUTIVE	INSURANCE		TOTAL
NAME	YEAR	EQUIVALENTS	MATCH	CONTRIBUTION	MATCH	PHYSICALS	PREMIUMS	OTHER (1)	OTHER
William E. Krueger
	2025	$41,773	$84,511	$77,860	$14,000	$3,157	$4,101	$—	$225,402
Brian A. Valentine
	2025	41,625	49,851	43,200	14,000	—	3,240	1,697	153,613
Weston S. Heide
	2025	4,793	24,399	21,370	14,000	—	2,364	1,136	68,062
Mark D. Simmons
	2025	2,302	20,452	21,302	14,000	—	2,364	—	60,420
Sarah J. Zibbel
	2025	3,437	7,414	16,446	14,000	3,197	788	—	45,282
Patrick E. Bowe
	2025	174,244	73,269	78,196	14,000	—	2,217	—	341,926
Christine M. Castellano
	2025	25,553	28,016	30,915	14,000	3,500	887	812,065	914,936

(1)	Amount for Christine M. Castellano includes payments in connection with her departure from the Company as of April 18, 2025. See the “Termination / Change in Control Payments” section for more details.

35

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Grants of Plan-Based Awards

During 2025, our NEOs were issued equity grants under the 2019 Plan and cash incentive awards under the AIP. Information with respect to each of the awards, including estimates regarding potential payouts during the relevant performance period under each of these programs during 2025, is set forth below:

										ALL OTHER
										STOCK	GRANT
										AWARDS:	DATE FAIR
				ESTIMATED FUTURE PAYOUTS UNDER			ESTIMATED FUTURE PAYOUTS			NUMBER	VALUE OF
			DATE OF	NON-EQUITY INCENTIVE PLAN			UNDER EQUITY INCENTIVE PLAN			OF SHARES	STOCK AND
		GRANT	BOARD	AWARDS (1)			AWARDS (2)			OF STOCK	OPTION
NAME	AWARD TYPE	DATE	ACTION	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	OR UNITS (3)	AWARDS
(a)		(b)		(c)($)	(d)($)	(e)($)	(f)(#)	(g)(#)	(h)(#)	(i)(#)	(l)($)
	William E. Krueger
	Cash Incentive	—	—	300,000	1,000,000	2,000,000	—	—	—	—	—
	Performance Share Units	3/3/25	2/12/25	—	—	—	8,517	42,584	85,168	—	1,883,490
	Restricted Stock Units	3/3/25	2/12/25	—	—	—	—	—	—	28,389	1,179,847
	Dividend Equivalents	2/12/25	2/18/22	—	—	—	—	—	—	577	23,516
		3/3/25	2/17/23	—	—	—	—	—	—	427	18,257
	Brian A. Valentine
	Cash Incentive	—	—	153,000	510,000	1,020,000	—	—	—	—	—
	Performance Share Units	3/3/25	2/12/25	—	—	—	2,044	10,221	20,442	—	452,075
	Restricted Stock Units	3/3/25	2/12/25	—	—	—	—	—	—	6,814	283,190
	Dividend Equivalents	2/12/25	2/18/22	—	—	—	—	—	—	720	29,350
		3/3/25	2/17/23	—	—	—	—	—	—	287	12,275
	Weston S. Heide
	Cash Incentive	—	—	90,000	300,000	600,000	—	—	—	—	—
	Performance Share Units	3/3/25	2/12/25	—	—	—	852	4,259	8,518	—	188,376
	Restricted Stock Units	3/3/25	2/12/25	—	—	—	—	—	—	2,839	117,989
	Dividend Equivalents	2/12/25	2/18/22	—	—	—	—	—	—	76	3,078
		3/3/25	2/17/23	—	—	—	—	—	—	40	1,715
	Mark D. Simmons
	Cash Incentive	—	—	90,000	300,000	600,000	—	—	—	—	—
	Performance Share Units	3/3/25	2/12/25	—	—	—	852	4,259	8,518	—	188,376
	Restricted Stock Units	3/3/25	2/12/25	—	—	—	—	—	—	2,839	117,989
	Dividend Equivalents	2/12/25	2/18/22	—	—	—	—	—	—	34	1,383
		3/3/25	2/17/23	—	—	—	—	—	—	21	918
	Sarah J. Zibbel
	Cash Incentive	—	—	72,000	240,000	480,000	—	—	—	—	—
	Performance Share Units	3/3/25	2/12/25	—	—	—	681	3,407	6,814	—	150,692
	Restricted Stock Units	3/3/25	2/12/25	—	—	—	—	—	—	2,272	94,424
	Dividend Equivalents	3/3/25	2/17/23	—	—	—	—	—	—	11	461
		9/4/25	7/21/23	—	—	—	—	—	—	73	2,976
	Patrick E. Bowe
	Cash Incentive	—	—	150,000	500,000	1,000,000	—	—	—	—	—
	Dividend Equivalents	2/12/25	2/18/22	—	—	—	—	—	—	3,324	135,437
		3/3/25	2/17/23	—	—	—	—	—	—	907	38,807
	Christine M. Castellano
	Cash Incentive	—	—	101,250	337,500	675,000	—	—	—	—	—
	Performance Share Units	3/3/25	2/12/25	—	—	—	1,278	6,388	12,776	—	282,541
	Restricted Stock Units	3/3/25	2/12/25	—	—	—	—	—	—	4,259	177,004
	Dividend Equivalents	2/12/25	2/18/22	—	—	—	—	—	—	346	14,108
		3/3/25	2/17/23	—	—	—	—	—	—	143	6,118
		5/2/25	3/10/25	—	—	—	—	—	—	140	5,327

(1)	Amounts listed for the non-equity incentive compensation plan represent Threshold, Target, and Maximum payouts under the AIP. See the Fiscal Year 2025 Cash Incentive Awards section for more details.
(2)	Equity awards are EPS-based PSUs with a TSR modifier which are earned based on the three-year cumulative diluted EPS ended December 31, 2027. These awards require employment at the end of the performance period except in the case of death, permanent disability, retirement or qualifying terminations within a specified period of a change in control. If an employee meets one of these exceptions and if the award triggers at the end of three years, the grantee will receive a pro rata award based on actual performance during the performance period (other than in the case of a qualifying termination in connection with a change in control, in which case the full target award will be received). At the end of the performance period, the appropriate number of shares will be issued along with additional shares representing equivalent dividends during the vesting period.

36

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

(3)	RSUs granted March 3, 2025 have a grant date fair value of $41.56 per share, which represents the closing price on the issuance date. Awards with grant date of February 12, 2025 represent shares issued for dividend equivalents on the 2022 PSU grant, upon vesting in February 2025. Cumulative dividends from the 2022 grant date through the date of issuance were $2.235, which was multiplied by the shares issued and converted to shares at the February 7, 2025 closing price of $40.35. Awards with grant date of March 3, 2025 represent shares issued for dividend equivalents on the 2022, 2023 and 2024 RSU grants, of which one-third of the grants vested as of March 3, 2025. Cumulative dividends from the 2022 grant date through the date of issuance were $2.235, which was multiplied by the shares issued and converted to shares at the February 28, 2025 closing price of $42.78. Cumulative dividends from the 2023 grant date through the date of issuance were $1.51 which was multiplied by the shares issued and converted to shares at the February 28, 2025 closing price of $42.78. Cumulative dividends from the 2024 grant date through the date of issuance were $0.765 which was multiplied by the shares issued and converted to shares at the February 28, 2025 closing price of $42.78. Awards with a grant date of May 2, 2025 represent shares issued for dividend equivalents upon vesting of Ms. Castellano’s outstanding RSUs. Cumulative dividends were $1.705, $0.96 and $0.195, from the 2023, 2024 and 2025 grant dates, respectively, through the date of issuance. Those dividends were multiplied by the shares issued and converted to shares at the April 17, 2025 closing price of $38.12. Awards with grant date of September 4, 2025 represent shares issued for dividend equivalents on the September 2023 RSU grant, of which one-third of the grants vested as of September 1, 2025. Cumulative dividends from the grant date through the date of issuance were $1.53 which was multiplied by the shares issued and converted to shares at the August 29, 2025 closing price of $40.90.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes equity awards granted to our NEOs that were outstanding as of December 31, 2025. Columns (b) through (f) were omitted from the disclosure below as no option awards were outstanding at December 31, 2025.

		STOCK AWARDS
				EQUITY INCENTIVE PLAN	EQUITY INCENTIVE PLAN
				AWARDS: NUMBER OF	AWARDS: MARKET OR PAYOUT
		NUMBER OF SHARES OR UNITS	MARKET VALUE OF SHARES OR	UNEARNED SHARES, UNITS	VALUE OF UNEARNED SHARES,
	GRANT	OF STOCK THAT HAVE NOT	UNITS OF STOCK THAT HAVE NOT	OR OTHER RIGHTS THAT HAVE	UNITS OR OTHER RIGHTS THAT
NAME	DATE (1)	VESTED	VESTED (2)	NOT VESTED (3)	HAVE NOT VESTED (3)
(a)		(g)(#)	(h)($)	(i)(#)	(j)($)
	William E. Krueger
	3/1/2025	—	—	85,168	4,528,383
	3/1/2024	—	—	42,914	2,281,737
	3/1/2023	—	—	55,396	2,945,405
	3/1/2025	28,389	1,509,443	—	—
	3/1/2024	9,536	507,029	—	—
	3/1/2023	6,154	327,208	—	—
	Brian A. Valentine
	3/1/2025	—	—	20,442	1,086,901
	3/1/2024	—	—	15,856	843,064
	3/1/2023	—	—	17,056	906,868
	3/1/2025	6,814	362,300	—	—
	3/1/2024	3,523	187,318	—	—
	3/1/2023	2,842	151,109	—	—
	Weston S. Heide
	3/1/2025	—	—	8,518	452,902
	3/1/2024	—	—	2,260	120,164
	3/1/2023	—	—	2,916	155,044
	3/1/2025	2,839	150,950	—	—
	3/1/2024	753	40,037	—	—
	3/1/2023	485	25,787	—	—
	Mark D. Simmons
	3/1/2025	—	—	8,518	452,902
	3/1/2024	—	—	1,884	100,172
	3/1/2023	—	—	1,460	77,628
	3/1/2025	2,839	150,950	—	—
	3/1/2024	627	33,338	—	—
	3/1/2023	242	12,867	—	—
Sarah J. Zibbel
	3/1/2025	—	—	6,814	362,300
	3/1/2024	—	—	5,422	288,288
	3/1/2025	2,272	120,802	—	—
	3/1/2024	1,204	64,017	—	—
	9/1/2023	1,944	103,362	—	—
	Patrick E. Bowe
	3/1/2024	—	—	60,984	3,242,519
	3/1/2023	—	—	78,720	4,185,542
	3/1/2024	13,551	720,507	—	—
	3/1/2023	8,746	465,025	—	—
	Christine M. Castellano
		—	—	—	—

37

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

(1)	RSU’s granted in 2023, 2024 and 2025 vest one-third on March 1 following the grant date and an additional one-third each year after that. PSUs vest on January 2 following the end of the three-year performance period.
(2)	Represents the market value of outstanding RSUs granted in 2023, 2024 and 2025 at the December 31, 2025, closing price of $53.17.
(3)	Equity incentive plan awards that have not vested represent PSUs as described previously. These amounts represent the Maximum award for each tranche with performance periods ending December 31, 2025, December 31, 2026, and December 31, 2027, respectively. The market value for these grants is based on a December 31, 2025, closing price of $53.17.

Option Exercises and Stock Vested

With respect to the NEOs, the following table provides information concerning stock awards that vested during the year ended December 31, 2025. The stock awards that vested in 2025 were EPS-based and TSR-based PSUs granted in 2022, and RSUs granted in 2022, 2023 and 2024, plus dividend equivalent shares. No stock options were outstanding or exercised in 2025 under the 2019 Plan.

	STOCK AWARDS
	NUMBER OF SHARES	VALUE REALIZED ON
NAME	ACQUIRED ON VESTING	VESTING (1)
	(#)	($)
William E. Krueger	24,727	1,035,384
Brian A. Valentine	21,587	895,505
Weston S. Heide	2,653	110,543
Mark D. Simmons	1,365	57,093
Sarah J. Zibbel	2,632	108,784
Patrick E. Bowe	88,908	3,674,246
Christine M. Castellano	18,688	748,628

(1)	The dollar amounts shown in this column are determined by multiplying the number of shares acquired on vesting by the per-share closing price of the Company’s common stock on the vesting date, plus dividend equivalents attributable to such shares in the amount of $41,773 for Mr. Krueger, $41,625 for Mr. Valentine, $4,793 for Mr. Heide, $2,302 for Mr. Simmons, $3,437 for Ms. Zibbel, $174,244 for Mr. Bowe, and $25,553 for Ms. Castellano.

Non-qualified Deferred Compensation

The Company provides a non-qualified DCP for employees whose 401(k) Plan contributions are limited by Internal Revenue Service regulations. The DCP plan is both unfunded and unsecured and does not guarantee any returns on participant contributions. When an employee elects to participate in the Deferred Compensation Plan, the employee must specify the percentage of base salary and/or cash incentive award to be deferred and the timing of distributions. No withdrawals are permitted prior to the previously elected distribution date, other than withdrawals for certain severe financial hardships as permitted by applicable law. Amounts deferred under the Deferred Compensation Plan are credited with hypothetical investment earnings based on participant investment elections made from among deemed investment options available under the plan. Currently, eligible employees may defer up to 30% of their base salary and up to 50% of their AIP payments. Set forth below is a table with the NEOs’ plan information for 2025.

					AS OF
	FOR THE YEAR ENDED DECEMBER 31, 2025				DECEMBER 31, 2025
				AGGREGATE
	EXECUTIVE	COMPANY	AGGREGATE	WITHDRAWALS /	AGGREGATE
NAME	CONTRIBUTION	CONTRIBUTIONS (1)	EARNINGS (2)	DISTRIBUTIONS	BALANCE
(a)	(b)($)	(c)($)	(d)($)	(e)($)	(f)($)
William E. Krueger	—	84,511	121,489	—	666,157
Brian A. Valentine	—	49,851	56,200	—	371,452
Weston S. Heide	—	24,399	29,619	—	174,781
Mark D. Simmons	—	20,452	28,208	—	162,670
Sarah J. Zibbel	—	10,548	1,520	—	12,068
Patrick E. Bowe	—	73,269	98,301	—	818,972
Christine M. Castellano	98,604	28,016	148,667	1,030,557	—

(1)	Company contributions above are included in the Summary Compensation Table as part of “All Other Compensation.”
(2)	As the investments are made in mutual funds, none of the earnings are above-market and are therefore not included in the Summary Compensation Table.

38

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Termination / Change in Control Payments

The Company grants severance in the event of position elimination and in the event of a change in control under the Change in Control and Severance Policy for NEOs. This policy clarifies that qualifying terminations within a specified period up to three months before or up to 24 months after a defined change in control of the Company will result in cash severance equal to two years of salary, Target bonus (for NEO’s appointed prior to 2021, NEO’s appointed post 2020 do not have Target bonus included in their severance calculation), and certain health benefits. The severance payments will be paid out in a lump sum following a qualified termination. For qualifying terminations other than due to a change in control, NEOs will receive cash severance and certain health benefits for a one-year period. Payments under the DCP are not impacted by these agreements.

Under the Change in Control and Severance Policy, the applicable executive agrees not to divulge confidential information during or after their term of employment. In addition, the executive agrees not to compete with, or solicit the customers or employees of, the Company during and for a period of one year following a termination of employment without cause (for which period the executive will receive severance payments). Upon a termination of employment without cause and following a change of control of the Company, this period is extended to two years (for which period the executive will receive severance payments).

The following table presents the value of these agreements by NEO as if termination occurred on December 31, 2025:

						ADDITIONAL
						SEVERANCE FOR	CASH VALUE IF
	CASH SEVERANCE			OUTPLACEMENT		CHANGE IN	CHANGE IN
NAME	SALARY (1)	BONUS (2)	HEALTH (3)	SERVICES (4)	CASH VALUE	CONTROL (5)	CONTROL
William E. Krueger	1,000,000	1,000,000	20,641	9,000	2,029,641	6,898,403	8,928,044
Brian A. Valentine	600,000	510,000	22,416	9,000	1,141,416	2,550,832	3,692,248
Weston S. Heide	400,000	—	14,385	9,000	423,385	778,440	1,201,825
Mark D. Simmons	400,000	—	22,060	9,000	431,060	737,411	1,168,471
Sarah J. Zibbel	400,000	—	13,977	9,000	422,977	739,271	1,162,248
Christine M. Castellano (6)	450,000	432,074	24,565	9,000	915,639	—	—

(1)	Salary portion of cash severance for other than a change in control is equal to one year’s salary.
(2)	Bonus is equal to the Target AIP bonus for the current year for NEOs appointed prior to 2021. Those NEOs also receive a prorated portion of their bonus for any partial year of service.
(3)	Value of health benefits to be continued for up to 52 weeks based on years of service. All NEOs qualify for a full year of coverage. NEOs are responsible to continue their share of premium consistent with their coverage prior to termination.
(4)	Value estimated for one year of service.
(5)	If a termination is due to a change in control, participants are eligible for an additional year of cash severance and health benefits, as well as accelerated vesting of any outstanding PSUs at target, per the grant agreement.
(6)	For Ms. Castellano, amounts represent actual payments and benefits paid in connection with her departure from the Company as of April 18, 2025. In connection with Ms. Castellano’s departure, she received payments consistent with a qualifying termination under the Change in Control and Severance Policy in exchange for an agreement to provide cooperation on transition matters for up to a year after her departure, as well as agreement to non-competition and other restrictive covenants (including non-disparagement, non-solicitation, and confidentiality). In addition to the amounts in the table, upon Ms. Castellano’s departure, 7,883 RSUs vested (with a value of $38.12, based on our share price as of April 18, 2025) and all of her 15,570 unvested PSUs were forfeited.

In connection with his termination from active employment as of September 30, 2025, Mr. Bowe did not receive any severance or other benefits, and he no longer participates in the Change in Control and Severance Policy for NEOs. He continues to serve on our Board and remains eligible for vesting of his outstanding equity awards (including accelerated vesting of any outstanding PSUs at target in the event of a termination due to a change in control).

39

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Termination due to death would result in the following company-provided group life insurance proceeds in addition to accelerated vesting of RSUs and prorated adjustment of PSUs with subsequent issuance subject to any performance vesting criteria.

LIFE INSURANCE
NAME	PROCEEDS
William E. Krueger	1,000,000
Brian A. Valentine	1,000,000
Weston S. Heide	800,000
Mark D. Simmons	800,000
Sarah J. Zibbel	800,000
Christine M. Castellano	—

CEO Pay Ratio

We identified the median employee by examining 2024/2025 eligible compensation under the Company’s qualified and non-qualified retirement benefit plans (“Retirement Benefit Eligible Compensation”) for all individuals, excluding our CEO, who were employed by the Company on November 15, 2025. We believe the use of Retirement Benefit Eligible Compensation for all employees is a consistently applied compensation measure because it takes into account base pay for all employees, hours worked and overtime for hourly employees, plus bonuses, and because this measurement excludes equity awards which the Company has not historically widely distribute to employees. It is important to note that Retirement Benefit Eligible Compensation was calculated and used for all employees, including those who were not actively contributing or not eligible to contribute to a retirement benefit account for the pay periods completed during the twelve-month period from November 16, 2024, to November 15, 2025. Except for one (1) Singapore, fifteen (15) United Kingdom, five (5) Mexico, eight (8) Romania, and fifteen (15) Switzerland employees out of a total population of 2,114 employees, which was considered a de minimis number of non-US or Canada employees, we included all employees, whether employed on a full-time, part time, seasonal, or temporary basis. We did not make any assumptions, adjustments or estimates with respect to Retirement Benefit Eligible Compensation, but we did annualize such compensation for any full-time and part-time employees that were not employed by the Company for the full twelve-month period from November 16, 2024, to November 15, 2025.

We have calculated the annual total compensation for the median employee using the same methodology we use for our CEO as set forth in the Summary Compensation Table. We also included amounts for Company paid non-discriminatory benefits for both the median employee and CEO in the total compensation calculations. Benefit values were based on the elections of the CEO and the median employee in effect on November 15, 2025, in addition to the value of other non-elective benefit coverages.

The 2025 annual total compensation of our CEO was $5,493,181; the 2025 annual total compensation of our median compensated employee was $92,051; and the ratio of these amounts is 60 to 1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

40

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Pay vs. Performance Disclosures

	SUMMARY COMPENSATION		COMPENSATION ACTUALLY		AVERAGE		VALUE OF INITIAL FIXED $100
	TABLE TOTAL FOR PEO (B)		PAID TO PEO (C)		SUMMARY	AVERAGE	INVESTMENT BASED ON:
					COMPENSATION	COMPENSATION		PEER GROUP	NET	ADJUSTED
					TABLE	ACTUALLY	TOTAL	TOTAL	INCOME	PRETAX
					TOTAL FOR	PAID TO	SHAREHOLDER	SHAREHOLDER	(IN	INCOME (IN
YEAR	PEO 1	PEO 2	PEO 1	PEO 2	NON-PEO NEOS	NON-PEO NEOS	RETURN	RETURN	THOUSANDS)	THOUSANDS)
(a)					(d)	(e)	(f)	(g)	(h)	(i)
2025	$5,472,539	$—	$11,621,084	$—	$1,351,593	$2,457,249	$237	$130	$119,301	$122,596
2024	5,505,066	4,835,199	(33,689)	2,437,520	1,443,875	770,494	178	122	170,700	147,941
2023	6,826,492	—	14,853,950	—	2,726,190	4,017,469	251	162	132,529	147,976
2022	6,709,493	—	6,928,966	—	2,480,012	2,465,395	150	195	166,979	175,491
2021	5,766,899	—	11,692,450	—	1,991,571	2,971,502	163	171	135,866	132,371

Column (b). Reflects compensation amounts reported in the Summary Compensation Table for our Principal Executive Officers for the respective years shown. “PEO 1” refers to our CEO during the applicable year, except that for 2024, “PEO 1” refers to Patrick E. Bowe, who served as CEO through September 30, 2024, and “PEO 2” refers to William E. Krueger, who served as CEO beginning October 1, 2024.

Columns (c) and (e). Compensation actually paid (“CAP”) to our PEOs and non-CEO NEOs in 2025 reflects the respective amounts set forth in columns (b) and (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. For information regarding the decisions made by our Compensation Committee in regards to executive compensation, please see the Compensation Discussion & Analysis section of the proxy statements reporting pay for the fiscal years covered in the table above. Prior year proxy statements include the following reconciliation tables for all prior periods presented above.

	2025
		AVERAGE FOR
	PEO	NON-CEO NEOs
Summary Compensation Table (“SCT”) Total Compensation	$5,472,539	$1,351,593
Grant Date Fair Value of Stock Awards from SCT	(3,063,337)	(342,109)
Fair Value of Equity Awards Granted in the Year and Unvested as of Year End	6,324,842	528,949
Change in Fair Value of Outstanding and Unvested Equity Awards, Year Over Year	2,853,593	903,672
Change in Fair Value of Equity Awards Vested, Granted in a Previous Year	33,447	15,144
Compensation Actually Paid	$11,621,084	$2,457,249

Column (d). The Company’s non-CEO NEOs were as follows:

●	2025: Brian A. Valentine, Weston S. Heide, Mark D. Simmons, Sarah J. Zibbel, Patrick E. Bowe and Christine M. Castellano
●	2024: Mr. Valentine, Ms. Castellano, Joseph E. McNeely and Ms. Zibbel
●	2023, 2022 and 2021: Mr. Valentine, William E. Krueger, Ms. Castellano and Mr. McNeely

Column (f). The Company’s TSR was determined based on the value of an initial fixed investment of $100, as of December 31, 2020, including the reinvestment of any dividends.

Column (g). For the relevant fiscal year, represents the cumulative TSR of the Peer Group Index disclosed in Item 5 of the Company’s Annual Report on Form 10-K for the measurement periods ending December 31, 2025, 2024, 2023, 2022 and 2021, respectively. The Peer Group Index, weighted for market capitalization, consists of the following companies: Archer-Daniels-Midland Co., Alto Ingredients, Inc., Bunge Global SA, Darling Ingredients, Green Plains, Inc., The Mosaic Company, Nutrien Ltd., and Rex American Resources.

Column (h). “Net Income” is reported in the Consolidated Statements of Operations in the Company’s Annual Report on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021.

Column (i). “Adjusted Pretax Income” is a non-GAAP measure that reflects “Income (loss) before income taxes” from the Company’s Consolidated Statements of Operations filed in Form 10-K, adjusted for certain items. For a reconciliation of this number to the nearest GAAP measure, see Appendix A.

41

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Relationship Between Compensation Actually Paid and Performance Measures

In accordance with the Pay Versus Performance Rules, the charts below illustrate how CAP to our Named Executives aligns with the Company’s financial performance as measured by our TSR, our Peer Group TSR, our net income, and adjusted pretax income.

*       TSR valuations are based upon a fixed value initial investment of $100 as of December 31, 2020, for determination of both peer group and Company TSR.

42

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Tabular List of Performance Measures

The most important financial performance measures used to link compensation actually paid to NEOs for the most recent fiscal year to Company performance are:

2025 Most Important Measures (Unranked)
Adjusted Pretax Income
Adjusted EPS
Return on Invested Capital (ROIC)
Relative TSR
Net Income Attributable to the Company

For more information about how each of these measures is used in the Company’s AIP and PSU awards, and how they are calculated, refer to the Compensation Discussion and Analysis section of this proxy statement.

Equity Award Grant Practices

The Company has not granted stock options or similar awards since 2015. During fiscal year 2025, no Named Executive was awarded stock options, no Named Executives held stock options, and the Company did not time the disclosure of nonpublic information or the granting of equity awards to influence the value of executive compensation.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025, about the Company’s Common Shares that may be issued under all of its existing equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION
NUMBER OF SECURITIES
REMAINING AVAILABLE FOR
	(A)			FUTURE ISSUANCE UNDER
	NUMBER OF SECURITIES TO		WEIGHTED-AVERAGE	EQUITY COMPENSATION
	BE ISSUED UPON EXERCISE OF		EXERCISE PRICE OF	PLANS (EXCLUDING
	OUTSTANDING OPTIONS,		OUTSTANDING OPTIONS,	SECURITIES REFLECTED IN
PLAN CATEGORY	WARRANTS AND RIGHTS		WARRANTS AND RIGHTS	COLUMN (A))

Equity compensation plans approved by security holders	980,826	(1)	$—	2,652,501	(2)

(1)	This number includes 118,170 total shareholder return-based performance share units at Maximum, 118,170 earnings per share-based performance share units at Maximum, 428,640 earnings per share-based with total shareholder return modifier performance share units at Maximum and 315,846 restricted stock units outstanding under the 2019 Plan.
(2)	This number includes 217,872 Common Shares available to be purchased under the ESPP and 2,434,629 shares available under the 2019 Plan.

43

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Share Ownership Information

The following table indicates the number of Common Shares beneficially owned as of March 9, 2026. The table displays this information for the directors and executive officers as a group, for each director individually and for each of the NEOs (as defined hereafter). Unless otherwise indicated, each person has sole investment and voting power with respect to the shares set forth in the following table. Except as noted below, the address of the beneficial owners is The Andersons, Inc., 1947 Briarfield Boulevard, Maumee, Ohio 43537.

	COMMON SHARES	PERCENT
NAME	BENEFICIALLY OWNED	OF COMMON SHARES
Gerard M. Anderson (1)	357,053	1.1%
Patrick E. Bowe	174,875	*
Steven K. Campbell	6,911	*
Christine M. Castellano (2)	45,844	*
Gary A. Douglas	9,003	*
Weston S. Heide	19,549	*
Pamela S. Hershberger	14,275	*
Catherine M. Kilbane	50,029	*
Robert J. King, Jr. (3)	51,611	*
William E. Krueger	515,138	1.5%
Ross W. Manire	33,567	*
Steven Oakland	—	*
Mark D. Simmons	22,552	*
John T. Stout, Jr. (4)	30,159	*
Brian A. Valentine	101,931	*
Sarah J. Zibbel	4,059	*
All directors and executive officers as a group (19 persons)	1,452,463	4.3%

(1)Includes 316,497 Common Shares held by trust.
(2)Ms. Castellano departed from the Company as of April 18, 2025. Share ownership is as of May 2, 2025, as reflected on her final Form 4.
(3)Includes 43,092 Common Shares held by trust.
(4)Includes 4,219 Common Shares held by trust.

*Represents less than 1% of the issued and outstanding Common Shares of the Company as of the Table Date.

44

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Principal Shareholders

The following table indicates the entities that are the beneficial owner of more than 5% of our Common Shares as of December 31, 2025:

	AMOUNT AND NATURE
	OF COMMON SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER	BENEFICIALLY OWNED	PERCENT OF CLASS
Blackrock, Inc. (1)
55 East 52nd Street
New York, NY 10055	5,275,450	15.5%
The Vanguard Group, Inc. (2)
100 Vanguard Boulevard
Malvern, PA 19355	3,975,284	11.7%
Dimensional Fund Advisors LP (3)
Building One
6300 Bee Cave Road
Austin, TX 78746	2,447,019	7.2%

(1)	Based upon information set forth in the Schedule 13G/A filed on November 8, 2024, by Blackrock, Inc. Blackrock, Inc. is a holding company or control person with the sole power to vote 5,202,701 Common Shares and sole dispositive power over 5,275,450 Common Shares.
(2)	Based upon information set forth in the Schedule 13G filed on February 13, 2024, by The Vanguard Group, Inc. The Vanguard Group, Inc. is an investment adviser and holding company with the sole power to vote 0 Common Shares and sole dispositive power over 3,911,799 Common Shares; and the shared power to vote 34,916 Common Shares and dispose of 63,485 Common Shares.
(3)	Based upon information set forth in the Schedule 13G filed on April 15, 2025, by Dimensional Fund Advisors LP. Dimensional Fund Advisors LP is an investment adviser with the sole power to vote 2,392,519 Common Shares and sole dispositive power over 2,447,019 Common Shares.

45

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

3. Audit committee matters

Audit Committee Report

The Audit Committee of the Board operates under a written charter. The charter outlines the Committee’s duties and responsibilities. The Committee performs an annual review of the charter and partners with the Board to update the charter as needed to align with the Committee’s evolving role. The Audit Committee charter is available on the Governance tab of our website.

The Board holds ultimate responsibility for effective corporate governance, including oversight of the Company’s management. The Audit Committee supports the Board by overseeing the Company’s accounting and financial reporting processes, cybersecurity program, audits of consolidated financial statements and internal controls, evaluating the qualifications and performance of the independent auditor, and monitoring the work of the Company’s internal audit function.

The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor to carry out its oversight responsibilities. Management is responsible for preparing, presenting, and ensuring the integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with applicable accounting standards, laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s internal controls. The Company’s independent auditor, Deloitte & Touche LLP (“Deloitte”) is responsible for conducting an independent audit of the consolidated financial statements and expressing an opinion on their conformity with generally accepted accounting principles in the United States of America (“GAAP”). The independent auditor is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

Fiscal Year 2025 Financial Statements

The Audit Committee has reviewed and discussed with management and the independent auditor the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2025, as well as the independent auditor’s report on those financial statements. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP. The independent auditor communicated the matters required to be discussed under Public Company Accounting Oversight Board (PCAOB) standards and Rule 2-07 of SEC Regulation S-X. These discussions included the quality, not merely the acceptability, of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s consolidated financial statements, including those related to critical accounting policies.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Independent Auditor Tenure and Rotation

As part of its auditor engagement process, the Audit Committee evaluates whether to rotate the independent audit firm. Deloitte & Touche LLP has served as the Company’s independent auditor since 2015. The Audit Committee believes that this long-term engagement provides significant benefits, including enhanced audit quality due to Deloitte’s deep institutional knowledge of the Company’s business, accounting policies and practices, and internal control over financial reporting, as well as avoiding the time and expense associated with onboarding a new auditor.

Deloitte rotates its lead audit engagement partner every five years, consistent with Rule 2-01(C)(6) of Regulation S-X. The Audit Committee interviews proposed candidates and selects the lead audit engagement partner. In accordance with this process, the Committee appointed a new lead audit engagement partner for the fiscal year 2025 audit. The Audit Committee believes there are significant benefits to retaining an independent auditor with a long history and familiarity with the Company. This long-standing relationship contributes to higher-quality audit work and accounting advice because of Deloitte & Touche’s deep institutional knowledge of the Company’s business operations, accounting policies, financial systems, and internal control framework. It also provides operational efficiencies and cost savings, as Deloitte’s experience with the Company reduces the time and expense required to conduct the audit.

Independence and Performance of Outside Audit Firm

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance, and takes several measures to ensure that independence. The Committee leads the selection of the lead audit engagement partner, working with Deloitte and considering input from management. It has adopted a policy requiring that all services, both audit and permissible non-audit services, provided by the independent auditor be pre-approved by the Committee or its delegate. This policy prohibits the auditor from performing certain non-audit services, such as bookkeeping or financial systems design and implementation. The Company’s pre-approval policy is described in detail in the “Policy on Audit Committee Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm” section below. The Committee has determined that the nature and amount of services provided were consistent with maintaining Deloitte’s independence. In addition, Deloitte has provided the Committee with the written disclosures and letter required by PCAOB standards regarding communications about independence, and the Committee has reviewed these materials and discussed the firm’s independence with Deloitte.

46

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Recommendation of Deloitte & Touche as Independent Audit Firm for Fiscal Year 2026

As a result of its evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2026 is in the best interest of the Company and its shareholders.

Audit Committee

Pamela S. Hershberger	Gary A. Douglas	Catherine M. Kilbane	Ross W. Manire	Steven Oakland

Audit and Other Fees

This table presents fees for professional audit and other services rendered by Deloitte for the years ended December 31, 2025, and 2024.

	YEAR ENDED DECEMBER 31,
	2025	2024
Audit (1)	$5,303,000	$4,362,053
Audit-Related (2)	25,000	395,733
Tax (3)	258,500	284,796
All Other (4)	5,000	50,000
Total	$5,591,500	$5,092,582

(1)	Includes fees for audit of annual financial statements, reviews of the related quarterly financial statements, audit of the effectiveness of our Company’s internal control over financial reporting, and certain statutory audits.
(2)	Includes fees for accounting and reporting assistance and due diligence services for mergers and acquisitions.
(3)	Amounts related to tax compliance and consultation services.
(4)	All other fees consist of permitted services other than those that meet the criteria above and include training activities and subscriptions.

Policy on Audit Committee Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy. This policy provides that audit services engagement terms and fees, and any changes in such terms or fees, are subject to the specific pre-approval of the Audit Committee. The policy further provides that all other audit services, audit-related services, tax services, and other permitted non-audit services are subject to pre-approval by the Audit Committee. The Committee, as permitted by its pre-approval policy, from time-to-time delegates the approval of certain permitted services or classes of services to a member of the Committee. The Committee then reviews the delegate’s approval decisions at the Committee’s next scheduled meeting. All of the services Deloitte performed for the Company during the years ended December 31, 2025, and 2024, were pre-approved by the Audit Committee.

47

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

4. Proposals to be voted on during the meeting

Proposal 1: Election of Nine Directors

The Board of Directors has nominated nine directors for election at the Annual Meeting to hold office until the 2027 annual shareholders meeting. Ross W. Manire, having been re-elected to the Board in 2025 although he surpassed the age of 72, will now retire from the Board and not stand for re-election. Further, John T. Stout, Jr. has reached the Board’s mandatory retirement age of 72 and will not stand for re-election. The Governance / Nominating Committee evaluated and recommended the nominees to serve as directors in accordance with its charter and our Corporate Governance Guidelines.

To be elected, a director must receive a plurality of the votes cast.

The Board recommends a vote FOR the election to the Board for each of the nominees presented in Part 1 – Board of Directors and Governance.

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are asking for your advisory vote on the following resolution (“say-on-pay vote” resolution):

“Resolved, that the shareholders approve, in a nonbinding vote, the compensation paid to the Company’s Named Executive Officers, as disclosed in Part 2 – Named Executive Officer Compensation.”

Receipt of a majority of the votes cast is required to approve this proposal. We hold our say-on-pay vote every year and expect to continue to do so. While this vote is not binding, the Compensation Committee and Board expect to take the results of this vote into consideration when making future compensation decisions.

As described in detail in Part 2 – Named Executive Officer Compensation, we structure our executive compensation program to attract, motivate, and retain the key leaders who drive the Company’s success, while considering both Company and individual performance and ensuring alignment with the long-term interests of our shareholders. For additional details about our executive compensation program, please review the “Compensation Discussion and Analysis” section, along with the accompanying compensation tables and narrative disclosures that follow.

The Board recommends a vote FOR approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers.

Proposal 3: Ratification of the Selection of Deloitte & Touche LLP as our Independent Auditor for Fiscal Year 2026

The Audit Committee has recommended, and the Board has approved, Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Receipt of a majority of the votes cast is required to approve this proposal. If the shareholders do not ratify this appointment, the Audit Committee may consider other independent registered public accounting firms. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareholders.

The Board recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm.

Shareholder Proposals

There are no shareholder proposals to be voted on for the 2026 annual meeting.

48

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

5. Information About the meeting

Date, Time, and Place of Meeting

Date: May 7, 2026

Time: 8 a.m. Eastern Time

Virtual Meeting Location: www.virtualshareholdermeeting.com/ANDE2026

Proxy Materials

We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies to each shareholder at the Securities and Exchange Commission’s Internet site and at www.proxyvote.com. You may obtain copies of the Company’s Annual Report on Form 10-K and this proxy statement free of charge upon oral or written request to the Company’s Secretary at 1947 Briarfield Boulevard, Maumee, Ohio 43537. Our 2025 Annual Report on Form 10-K was filed on February 18, 2026, and this proxy statement will be filed on or about March 11, 2026.

The proxies being solicited are being solicited by the Board of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners. The Company reserves the right to hire proxy solicitation agents, at its expense, if deemed necessary or appropriate. Our directors, officers and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise.

Participating in the Annual Meeting

The Annual Meeting will be held in a virtual meeting format only, via live webcast. You will not be able to attend the Annual Meeting physically in person. You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 9, 2026, the record date, or hold a valid proxy for the meeting. To join in the Annual Meeting at www.virtualshareholdermeeting.com/ANDE2026, you must enter the 16-digit control number found on your proxy card or your voting instruction form. Shareholders may vote (although beneficial but not record owners wishing to vote electronically at the virtual meeting should contact their broker or nominee for instructions) and submit questions virtually during the meeting (subject to time restrictions). Questions or comments not related to the proposal under discussion, or that are about personal concerns not shared by shareholders generally, or that use blatantly offensive language may be ruled out of order.

If shareholders encounter any difficulties accessing the Annual Meeting webcast during the check-in or meeting time, there will be a technical support number posted on the virtual meeting login page for assistance. Technical support will be available beginning at 7:45 A.M. Eastern Time on May 7, 2026, through the conclusion of the Annual Meeting. The virtual meeting platform is fully supported across all browsers (Internet Explorer, Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Shareholders should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting. If there are questions pertinent to meeting matters that cannot be answered during the Annual Meeting due to time constraints, management will post answers to a representative set of questions within the Investor Relations section of our website.

Householding

The Company has adopted a procedure approved by the Securities and Exchange Commission called “householding”. Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials. If the household received a printed set of proxy materials by mail, each shareholder will receive his or her own proxy card or voting instruction card by mail. We have undertaken householding to reduce our printing costs and postage fees. Shareholders who receive household materials may elect to receive individual copies of the proxy materials at the same address (and shareholders receiving multiple copies of materials may elect to receive household materials) by contacting Investor Relations in writing at 1947 Briarfield Boulevard, Maumee, Ohio 43537, or via telephone at (419) 893-5050, and we will provide copies of the annual proxy materials according to your preference.

49

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

Common Shares Outstanding

The record date for determining holders of the Company’s Common Shares entitled to vote at the Annual Meeting is March 9, 2026. As of the record date, the Company had 34,053,455 Common Shares issued and outstanding. The Company’s Code of Regulations requires that a majority of our outstanding Common Shares be represented at the Annual Meeting, either in person or by proxy, in order to transact business.

Voting

You are entitled to one vote at the Annual Meeting for each of the Company’s Common Shares that you owned as of the close of business on March 9, 2026 (the record date for the Annual Meeting). There is no right to cumulative voting as to any matter, including the election of directors.

How to Vote Your Shares

You may vote your shares by proxy or electronically at the Annual Meeting. Even if you plan to attend the virtual meeting, we urge you to complete and submit your proxy in advance to ensure your vote is represented. If your shares are recorded in your name, you may cast your vote in one of the following ways:

●	Vote by telephone: If you received a proxy card, notice document, or email, you can vote by phone at any time by calling the toll-free number (for residents of the U.S.) listed on your proxy card, notice document or email that you received. To vote, enter the control number listed on your proxy card and follow the simple recorded instructions. If you vote by phone, you do not need to return your proxy card.
●	Vote by mail: If you received a proxy card and choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.
●	Vote via the Internet: You can vote by Internet at any time by visiting the website listed on your proxy card, notice document or email that you received. Follow the simple instructions and be prepared to enter the code listed on the proxy card, notice document or email that you received. If you vote via the Internet, you do not need to return your proxy card.
●	Vote electronically at the virtual Annual Meeting.

Shareholders who hold their shares beneficially in street name through a nominee (such as a bank or a broker) may be able to vote by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your nominee to vote these shares. Since a beneficial owner is not the shareholder of record, you may not vote these shares electronically at the meeting unless you obtain a “legal proxy” from your broker or nominee that holds your shares, giving you the right to vote the shares at the virtual meeting. Beneficial owners wishing to vote electronically at the virtual meeting should contact their broker or nominee for instructions.

When you vote by proxy, the shares you hold will be voted in accordance with your instructions. Your proxy vote will direct the designated persons (known as “proxies” or proxy holders) to vote your shares at the Annual Meeting in accordance with your instructions. The Board has designated Michael T. Hoelter and Catherine M. White to serve as the proxies for the Annual Meeting.

How to Revoke Your Proxy

You may revoke your proxy at any time before it is exercised by any of the following means:

●	Notifying Emmanuel N. Ayuk, our Corporate Secretary, in writing delivered to our principal executive offices prior to the Annual Meeting;
●	Submitting a later dated proxy card, telephone vote or Internet vote; or
●	Attending the virtual Annual Meeting and voting electronically.

If your shares are held beneficially in street name, you must contact your broker or nominee to revoke your voting instructions.

The mailing address of the Company’s principal executive offices is 1947 Briarfield Boulevard in Maumee, Ohio 43537.

Your attendance at the virtual Annual Meeting will not, by itself, revoke a proxy.

50

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

How Your Shares Will be Voted

Your shares will be voted at the meeting as directed by the instructions on your proxy card if: (1) you are entitled to vote, (2) your proxy was properly executed, (3) we received your proxy prior to the Annual Meeting and (4) you did not validly revoke your proxy prior to the meeting and you do not vote your shares electronically at the meeting.

If you send a properly executed proxy without specific voting instructions, the designated proxies will vote your shares

●	to elect the nominated directors,
●	to approve this year’s advisory resolution on executive compensation, and
●	to ratify the selection of the independent registered public accounting firm.

Votes Required to Approve Each Item

The Company’s Code of Regulations states that the nominees for director receiving the greatest number of votes shall be elected. Therefore, withheld votes and broker non-votes will not count as a vote for or against the election of directors and will not have an effect on the election of directors.

The approval of the advisory vote on executive compensation and the ratification of the independent public accounting firm each require the affirmative vote of the majority of the votes cast. Abstentions and broker non-votes will not count as votes cast on these proposals and will not have an effect on the outcomes.

A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Where to Find Voting Results

We expect to announce the voting results at the Annual Meeting and will publish the voting results in the Company’s Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Shareholder Proposals for 2027 Annual Meeting

Shareholder proposals intended for inclusion in the Company’s proxy statement relating to its 2027 annual meeting must be received by the Company no later than November 11, 2026, and must otherwise comply with the SEC’s rules, to be considered for inclusion in the Company’s proxy materials.

In addition, the Company’s Code of Regulations establishes advance notice procedures for (1) the nomination, other than by or at the direction of the Board or the Company, of candidates for election as directors and (2) business to be brought before an annual meeting of shareholders other than by or at the direction of the Board or the Company. Any shareholder who wishes to submit a proposal to be acted upon at next year’s annual meeting or who proposes to nominate a candidate for election as a director must submit such notice in compliance with such procedures. Any such proposals or nominations, as well as any questions related thereto, should be timely submitted in writing to the Company’s Secretary at the address below. The Company’s Secretary must receive any such proposals or nomination no earlier than January 7, 2027, and no later than February 6, 2027. In addition to complying with all provisions of the Code of Regulations, any notice of a nomination must comply with the requirements of Rule 14a-19 under the Exchange Act.

The Company will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in the Company’s Code of Regulations. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, proxy holders may exercise discretionary voting authority under proxies that the Company solicits to vote in accordance with their best judgment on any such shareholder proposal or nomination.

Other business

The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to our Board, no matters are to be brought before the meeting other than as specified in the notice of meeting. In addition to the scheduled items of business, the meeting may consider such other business as may properly come before the meeting or any adjournment or postponement thereof, including procedural matters and matters relating to the conduct of the meeting. If other business is properly brought before the meeting, the persons voting proxies will vote in accordance with their best judgment.

Representatives of Deloitte will attend the Annual Meeting, have an opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions.

51

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

APPENDIX A - Non-GAAP Financial Measures

The Company presents certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are provided as supplemental information and should not be considered a substitute for, or superior to, GAAP results. Management believes these measures assist investors in evaluating the Company’s ongoing operating performance. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure is included in the tables below.

AIP Adjusted Pretax Income: AIP adjusted pretax income is defined as net sales and merchandising revenues plus identifiable other income, less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets, and is reported net of the noncontrolling interest share of income, adjusted for specified items. Management uses AIP adjusted pretax income to evaluate the Company’s operating performance by isolating the impact of items that management believes do not reflect the core operating results of the business. This measure provides management with additional insight into period-over-period trends and supports internal decision-making related to performance assessment as it relates to incentive compensation programs. AIP Adjusted Pretax Income is a non-GAAP financial measure and is not intended to replace or be an alternative to income before income taxes, the most directly comparable GAAP financial measure.

Adjusted EBITDA: Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, adjusted for specified items. The Company calculates adjusted EBITDA by removing the impact of specified items and adding back the amounts of interest expense, tax expense and depreciation and amortization to net income (loss). Management believes that adjusted EBITDA is a useful measure of the company’s performance as it provides investors additional information about the company’s operations, allowing better evaluation of underlying business performance and improved comparability to prior periods. Adjusted EBITDA is a non-GAAP financial measure and is not intended to replace or be an alternative to net income (loss), the most directly comparable GAAP financial measure.

Adjusted Diluted Earnings Per Share (“EPS”): Adjusted EPS is a non-GAAP financial measure that reflects the Company’s diluted earnings per share after removing the impact of certain items described in the reconciliation tables below. Management uses Adjusted EPS to evaluate performance as it provides additional insight into the Company’s underlying operating results and enhances period-to-period comparability. Adjusted EPS should be considered a supplemental measure and not a substitute for EPS as reported in accordance with GAAP.

Return on Invested Capital (“ROIC”): ROIC is determined by dividing adjusted pretax income by invested capital. The adjusted pretax income used in this calculation reflects the Company’s net earnings modified to include the after-tax impact of interest expense on borrowings and other specified items. Net invested capital represents a five-quarter average of total equity plus total debt, minus Cash and cash equivalents reported on the Consolidated Balance Sheets and excludes the portion attributable to noncontrolling interests. Management believes ROIC is a valuable financial metric because it highlights the Company’s returns without the effects of certain items, improving the comparability of underlying performance across periods. Management also uses ROIC to evaluate the Company’s performance relative to its weighted average cost of capital.

52

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

The Andersons, Inc.
AIP Adjusted Pretax Income
A non-GAAP financial measure
(unaudited)

TWELVE MONTHS ENDED
DECEMBER 31,
(IN THOUSANDS)	2025
Income before income taxes ("Pretax income")	$141,469
Less: Income attributable to the noncontrolling interests	23,588
Pretax income attributable to The Andersons, Inc.	117,881
Adjustments:
Transaction related compensation	7,462
Acquisition costs	5,927
Loss on investments	7,178
Insured inventory and property recoveries, net	(12,861)
Gain on sale of assets and businesses	(4,447)
Pension settlement	1,448
Asset impairments (1)	11,376
Severance costs	2,677
Total adjusting items	18,760
Adjusted pretax income attributable to The Andersons, Inc.	$136,641
Adjustments for executive compensation:
TAMH acquisition impact (2)	(21,622)
Other certain adjustments for executive compensation (3)	7,577
Total executive compensation adjusting items	(14,045)
AIP adjusted pretax income	$122,596

(1)	Asset impairments represent the portion of the charge attributable to the Company.
(2)	As a result of the acquisition of the remaining equity interest in The Andersons Marathon Holdings (“TAMH”) in the third quarter of 2025, the Compensation Committee determined that the income statement impact of the acquisition was to be adjusted for the purposes of the AIP program as the income from the acquired ownership wasn’t included in the target setting process for 2025. This adjustment applies to AIP Adjusted Pretax Income only as the increased invested capital base is appropriately reflected in the Return on Invested Capital calculation.
(3)	Other certain adjustments for executive compensation approved by the Company’s Compensation Committee include partial reductions to adjustments above for compensation purposes, certain legal expenses and charges, and the cost of the Company’s optimization project not included in compensation targets.

53

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

The Andersons, Inc.
Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)
A non-GAAP financial measure
(unaudited)

	TWELVE MONTHS ENDED DECEMBER 31, 2025
(IN THOUSANDS)	AGRIBUSINESS	RENEWABLES	OTHER	TOTAL
Net income (loss)	$56,587	$140,102	$(77,388)	$119,301
Interest expense (income)	43,482	5,681	(2,004)	47,159
Tax provision	—	—	22,168	22,168
Depreciation and amortization	82,676	48,036	2,611	133,323
EBITDA	182,745	193,819	(54,613)	321,951
Adjusting items impacting EBITDA:
Loss on investments	7,178	—	—	7,178
Transaction related compensation	7,462	—	—	7,462
Insured inventory and property recoveries, net	(18,620)	—	—	(18,620)
Gain on sale of assets and businesses, net	(4,447)	—	—	(4,447)
Severance expense	2,022	—	655	2,677
Asset impairments	10,346	3,352	—	13,698
Acquisition costs	—	5,927	—	5,927
Pension settlement	—	—	1,448	1,448
Total adjusting items	3,941	9,279	2,103	15,323
Adjusted EBITDA	$186,686	$203,098	$(52,510)	$337,274

54

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

The Andersons, Inc.
Adjusted Net Income Attributable to The Andersons, Inc.
A non-GAAP financial measure
(unaudited)

	TWELVE MONTHS ENDED DECEMBER 31,
(IN THOUSANDS, EXCEPT FOR PER SHARE DATA)	2025	2024	2023
Net income	$119,301	$170,700	$132,529
Less: Net income attributable to noncontrolling interests	23,588	56,688	31,339
Net income attributable to The Andersons, Inc.	95,713	114,012	101,190
Adjustments:
Transaction related compensation	7,462	11,104	7,818
Acquisition costs	5,927	2,738	—
Loss (gain) on investments	7,178	1,535	(4,798)
Insured inventory and property recoveries, net	(12,861)	(9,650)	(16,080)
Gain on sale of assets and businesses, net	(4,447)	—	(5,643)
Pension settlement	1,448	—	—
Asset impairments (1)	11,376	—	45,413
Severance expense	2,677	—	—
Gain on deconsolidation of joint venture	—	(3,117)	(6,544)
Goodwill impairment	—	—	686
Income tax impact of adjustments (2)	(3,514)	42	(3,775)
Total adjusting items, net of tax	15,246	2,652	17,077
Adjusted net income attributable to The Andersons, Inc.	$110,959	$116,664	$118,267
Adjustments for executive compensation:
Other certain adjustments for executive compensation (3)	7,577	2,094	—
Income tax impact of executive compensation adjustments (2)	(1,894)	(524)	—
Total executive compensation adjusting items, net of tax	5,683	1,570	—
Long-term incentive plan net income	$116,642	$118,234	$118,267

Diluted earnings per share attributable to The Andersons, Inc. common shareholders	$2.79	$3.32	$2.94

Adjusted diluted earnings per share attributable to The Andersons, Inc. common shareholders	$3.23	$3.40	$3.44

Adjusted diluted earnings per share attributable to The Andersons, Inc. common shareholders for executive compensation	$3.40	$3.44	$3.44

(1)	Asset impairments represent the portion of expense attributable to the Company.
(2)	The income tax impact of adjustments is taken at the statutory tax rate of 25% with the exception of certain transaction related compensation, goodwill impairments, and impairments of equity method investments.
(3)	Other certain adjustments for executive compensation approved by the Company’s Compensation Committee include partial reductions to adjustments presented in its earnings release on Form 8-K filed with the SEC on February 17, 2026, for compensation purposes, certain legal expenses and charges, and the cost of the Company’s optimization project not included in compensation targets.

55

Proxy Summary	Governance and Our Board of Directors	Named Executive Officer Compensation	Audit Committee Matters	Proposals to be Voted on During the Meeting	Information About the Meeting	Appendix A

The Andersons, Inc.
Return on Invested Capital (ROIC)
A non-GAAP financial measure
(unaudited)

TWELVE MONTHS ENDED
DECEMBER 31,
(IN THOUSANDS)	2025

Income before income taxes	$141,469
Less: Income attributable to the noncontrolling interests	23,588
Pretax income attributable to The Andersons, Inc.	117,881
Adjustments to pretax income attributable to the Andersons, Inc. (1)	18,760
Adjustments to ROIC pretax income for executive compensation (2)	10,982
AIP adjusted pretax income for ROIC	147,623
Interest expense attributable to the Company:
Interest expense, net	47,159
ROIC adjustments (3)	(8,386)
Total adjusted net interest expense attributable to the Company	38,773
Total ROIC pretax earnings	186,396
Less: income tax expense (4)	29,208
Total ROIC earnings	157,188
Invested Capital (5)	$1,796,242
ROIC	8.8%

(1)	For a reconciliation of AIP adjusted pretax income to the nearest applicable GAAP measure see the AIP Adjusted Pretax Income table above.
(2)	Other certain adjustments to ROIC pretax income for executive compensation approved by the Compensation Committee include partial reductions to adjustments presented in its earnings release on Form 8-K filed with the SEC on February 17, 2026, for compensation purposes, certain legal expenses and charges, and the cost of the Company’s optimization project not included in compensation targets.
(3)	ROIC Adjustments are comprised of the impact of accounts receivable factoring fees used in lieu of short-term borrowings, interest income from cash on hand not netted within Interest expense in the Consolidated Statements of Operations, net, less interest attributable to noncontrolling interests.
(4)	Income tax rates are at the Company’s effective tax rate of 15.7% in 2025.
(5)	Invested capital is comprised of total equity and debt, less cash and cash equivalents and net debt attributable to the noncontrolling interest using a five-quarter rolling average.

56

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ! ! ! 01) William E. Krueger 02) Patrick E. Bowe 03) Gerard M. Anderson 04) Steven K. Campbell 05) Gary A. Douglas 06) Pamela S. Hershberger 07) Catherine M. Kilbane 08) Robert J. King Jr. 09) Steven Oakland For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. THE ANDERSONS, INC. P.O. BOX 119 MAUMEE, OH 43537 ATTN: JARED BRYAN VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 6, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 4, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ANDE2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 6, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 4, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Nominees: 3. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2026. 1. Election of Directors. THE ANDERSONS, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals 2 and 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. An advisory vote on executive compensation, approving the resolution provided in the proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V85477-P44748-Z91928 SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. THE ANDERSONS, INC. Virtual Annual Meeting of Shareholders May 7, 2026 8:00 AM ET This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Michael T. Hoelter and Catherine M. White, and each of them individually, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote all of the shares of stock of THE ANDERSONS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/ANDE2026 at 8:00 AM, ET on May 7, 2026, and any adjournment or postponement thereof, as designated on the reverse side of this proxy card and, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side V85478-P44748-Z91928